UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STRYKER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11
1941 Stryker Way
Portage, MI 49002
Notice of 2026 Annual Meeting of Shareholders of Stryker Corporation
Date:May 6, 2026
Time:12:00 p.m. Eastern Time
Place:This year's annual meeting of shareholders of Stryker Corporation will be held virtually via the internet only. Shareholders will be able to listen, vote and submit questions regardless of location via the internet at www.virtualshareholdermeeting.com/SYK2026 by using the 16-digit control number included on your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials.
Items of Business:
•Elect ten directors;
•Ratify appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026;
•Conduct an advisory vote to approve named executive officer compensation; and
•Transact any other business that may properly come before the meeting and any adjournment or postponement.
We invite all shareholders to attend the virtual meeting. At the meeting, you will have the opportunity to ask questions of our management with respect to the matters to be voted on and will hear a report on our business. Stryker's accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares and submit questions. Our
Annual Report on Form 10-K for the year ended December 31, 2025 is available at www.proxymaterials.stryker.com.
Only shareholders of record on March 9, 2026 may vote at the meeting.
Your vote is important. Please vote your shares promptly. To vote your shares, you may use the internet, call the toll-free telephone number as described on your proxy card or complete, sign, date and return your proxy card by mail.

Tina S. French
Vice President, Corporate Secretary
March 23, 2026
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING ON MAY 6,
2026.
This Proxy Statement, our 2025 Annual Report on Form 10-K and a link to the means to vote by internet are available at
www.proxymaterials.stryker.com.

Mission

Together with our customers, we are driven to make healthcare better.

Values

Integrity
We do what's right

Accountability
We do what we say

People
We grow talent

Performance
We deliver

PROXY STATEMENT SUMMARY

This summary is intended to provide a broad overview of important information you will find elsewhere in this Proxy Statement and does not contain all the information you should consider. We encourage you to read the entire Proxy Statement before voting.

Meeting Information
Date and Time
May 6, 2026 at 12:00 p.m. Eastern Time. This year’s annual meeting will be held virtually via the internet. See page 5 for information on how to attend the meeting.

Shareholder Voting Matters
Matter	Board Vote Recommendation	See Page
Management Proposals
Proposal 1 — Election of Directors	For each nominee	7
Proposal 2 — Ratify Appointment of Independent Registered Public Accounting Firm	For	11
Proposal 3 — Advisory Vote to Approve Named Executive Officer Compensation	For	12

Our Director Nominees and Board Characteristics
Name	Age*	Director Since	Independent	Committee Membership(3)
Mary K. Brainerd	72	2017	Yes	Comp&HC, G&N (Chair)
Giovanni Caforio, M.D.	61	2020	Yes	Comp&HC (Chair), G&N
Kevin A. Lobo(1)	60	2012	No
Emmanuel P. Maceda	63	2025	Yes	Comp&HC, G&N
Sherilyn S. McCoy(2)	67	2018	Yes	Comp&HC, G&N
Rachel M. Ruggeri	56	2024	Yes	Audit
Andrew K. Silvernail	55	2013	Yes	Audit (Chair)
Lisa M. Skeete Tatum	58	2020	Yes	Audit
Ronda E. Stryker	71	1984	Yes	G&N
Rajeev Suri	58	2018	Yes	Audit
_________________
*Age is as of the date of the 2026 Annual Meeting
(1) Chair of the Board and Chief Executive Officer
(2) Lead Independent Director
(3) Audit = Audit Committee, Comp&HC = Compensation and Human Capital Committee, G&N = Governance and Nominating Committee

Director Nominee Skills Matrix
Our directors have diverse experience and a wide variety of backgrounds, skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role. The following matrix is provided to illustrate director nominees’ key skills, knowledge and experience. The matrix does not encompass all of their knowledge, skills and experience, and the fact that a particular area of knowledge, skill or experience is not listed does not mean that a director nominee does not possess it or that he or she is unable to contribute to the decision-making process in that area.  More information on a director nominee’s background can be found in each of their profiles under Proposal 1.

	Brainerd	Caforio	Lobo	Maceda	McCoy	Ruggeri	Silvernail	Skeete Tatum	Stryker	Suri
Accounting/Financial Literacy	•		•			•	•	•		•
Information Technology/ Cybersecurity	•	•		•		•		•		•
Human Capital Management	•	•		•	•	•	•	•	•	•
Healthcare Industry	•	•	•		•			•	•
Mergers and Acquisitions	•	•	•	•	•		•	•	•	•
Global Markets and International Business		•	•	•	•	•	•	•		•
Manufacturing and Supply Chain			•	•		•	•
Public Company Executive Experience		•	•		•	•	•			•
Strategy and Innovation	•	•	•	•	•	•	•	•	•	•
Corporate Responsibility and Sustainability	•			•	•				•
Legal/Risk Management/ Governance			•						•

Corporate Governance Practices
Stryker Corporation (the "Company" or "Stryker") is committed to exercising good corporate governance. Our policies and practices in this regard include the following:
•All directors elected annually.
•Majority voting in uncontested elections, coupled with a resignation policy.
•Robust Lead Independent Director position with clearly defined duties and significant responsibilities related to Board functioning, leadership and governance.
•All directors are independent other than the Chair and Chief Executive Officer.
•Regular executive sessions of independent directors.
•All members of Board Committees are independent.
•Multiple members of our Audit Committee are "audit committee financial experts" pursuant to the United States Securities and
Exchange Commission ("SEC") rules.
•Regular Board refreshment, including the appointment of two new independent directors in the last two years.
•Annual Board and Committee self-evaluations.
•Annual independent director evaluation of the Chair and Chief Executive Officer.
•All directors are in compliance with the overboarding policy set forth in our Corporate Governance Guidelines.
•Active Board and Committee oversight of risk and risk management.
•Independent Board Committee oversight of corporate responsibility, which includes sustainability, environmental, social and governance topics, with regular presentations to the Governance and Nominating Committee.
•Independent Board Committee oversight of cybersecurity, with regular presentations to directors.
•No "poison pill" takeover defense plan.
•Proxy access right for shareholders.
•Shareholders' right to call special shareholder meetings.

Executive Compensation Philosophy
Our executive compensation programs are a key component of our ability to attract, motivate and retain talented, qualified executives.
Our programs are designed to provide a meaningful level of total compensation that is aligned with organizational and individual performance and with the interests of our shareholders in line with the following principles and practices:

•We monitor a comparison group of medical technology and other related companies to ensure that our compensation programs are generally within observed competitive practices.
•We aim to provide market competitive total direct compensation consisting of base salary, annual bonus and long-term equity incentives (stock awards).
•We emphasize pay for performance. In 2025, the value of the variable performance and stock-based compensation for our
Named Executive Officers ("NEOs") that received a grant of stock awards in 2025 averaged 87% of total direct compensation.
•Our annual and long-term incentives align the interests of our executives with those of our shareholders, utilizing challenging performance goals that should result in profitable, sustained business growth over the long term as well as stock price increases over time.
•We regularly evaluate our executive compensation programs to ensure that they do not encourage excessive risk taking.
•Our stock ownership guidelines reflect our conviction that our senior executives and non-employee directors should have meaningful share ownership positions in the Company to reinforce the alignment of the interests of our management and shareholders.
•Our recoupment policy applies to all cash and equity incentive awards (including all time-vesting equity awards) and payments made to our elected corporate officers after 2014 in the event of either a material restatement of our financial statements as a result of misconduct or an officer's material misconduct or negligence that results in a material violation of a law or regulation or material Company policy.
•In October 2023, our Board adopted a separate, mandatory clawback policy regarding accounting restatements in connection with the SEC's adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection
Act of 2010 and corresponding New York Stock Exchange ("NYSE") listing standards.
•We hold an annual advisory vote regarding NEO compensation, which in 2025 resulted in an approximately 92% favorable vote.

Executive Compensation Practices
Stryker employs a number of practices that reflect our executive compensation philosophy as it relates to our NEOs and other executive officers, including the following:
•Our Compensation and Human Capital Committee retains an independent compensation consultant that reports solely to it.
•We link the majority of NEO compensation to Company performance.
•We balance short-term and long-term incentives.
•We cap payouts of incentive awards.
•Our guidelines require significant stock ownership and prohibit hedging and pledging transactions.
•We provide limited perquisites and personal benefits to our NEOs.
•We do not have employment or severance agreements.
•We do not allow for contractual change-in-control payments.
•We do not pay tax gross-ups (unless pursuant to our relocation and expatriate assignment practices).
•We do not reprice, exchange or buy out stock options.

Financial Performance

Net Sales	Net Earnings
$ in billions	$ per diluted share

10.00
8.00
6.00
4.00
2.00
0.00
8.40
2023
2024
2025

Adjusted Net Earnings(1)	Dividends Paid
$ per diluted share	$ per share of common stock

13.63
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
2023
2024
2025

3.36
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2023
2024
2025

Financial Overview
(in millions, except per share amounts)	2025	2024	% Change

Net sales	$25,116	$22,595	11.2
Earnings before income taxes	4,514	3,492	29.3
Income taxes	1,268	499	154.1
Net earnings	3,246	2,993	8.5
Adjusted net earnings(1)	5,267	4,700	12.1

Net earnings per diluted share of common stock:
Reported	8.40	7.76	8.2
Adjusted(1)	13.63	12.19	11.8

Dividends paid per share of common stock	3.36	3.20	5.0
Cash, cash equivalents, and marketable securities	4,100	3,743	9.5
______________
(1)    Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP financial measures. Refer to "Appendix A — Reconciliation of the
Most Directly Comparable GAAP Measure to Non-GAAP Financial Measure" for additional information.

GENERAL INFORMATION
We are providing these proxy materials in connection with the solicitation by the Board of Directors of proxies to be used during the annual meeting of shareholders of Stryker to be held on
May 6, 2026 and at any adjournment or postponement of the
meeting. The solicitation will begin on or about March 23, 2026.

Who Is Entitled to Vote?
At the close of business on March 9, 2026, the record date for the meeting, 382,984,253 shares of our common stock, $0.10 par
value ("Common Stock"), were outstanding. For each proposal to be voted on, each shareholder is entitled to one vote for each share of Common Stock owned at the record date.

How Do I Vote?
If you are a shareholder of record, you may vote by proxy in any of the following ways:
•By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting
instructions on the proxy card. If you vote by internet or
telephone, you should not return your proxy card if you
received a paper copy as well.
•By Mail — If you elected to receive a paper copy of your proxy card, you may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or
custodian), you must indicate your name and title or capacity.
If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on May 5, 2026.
You may also vote during the annual meeting via the internet at
www.virtualshareholdermeeting.com/SYK2026. At this site, you will be able to vote electronically. You also will be able to submit questions in writing during the annual meeting.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in "street name." The street name holder will provide you with instructions that you must follow to have your shares voted.
If you hold your shares in street name and you wish to vote
during the meeting, you must obtain a proxy issued in your name from the street name holder.

May I Change My Mind after Submitting a Proxy?
If you are a shareholder of record, you may revoke your proxy before it is exercised by:
•Written notice to the Vice President, Corporate Secretary of the
Company at 1941 Stryker Way, Portage, Michigan 49002;
•Timely delivery of a valid, later-dated proxy or later-dated vote by internet or telephone; or
•Voting during the annual meeting.
If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your brokerage firm, bank or other holder of record.

What are Broker Non-Votes?
A broker non-vote occurs when the broker, bank or other holder of record that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers, banks and other street name holders will have discretionary
authority to vote only on Proposal 2 (ratification of the
appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026).

What is the Required Vote?
In the election of directors, a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast "for" a director nominee must exceed the number of votes cast "against"
that nominee). On all other matters, the vote required to pass is the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of any of the matters.

How Can I Attend the Annual Meeting?
To attend the annual meeting, log in at
www.virtualshareholdermeeting.com/SYK2026. Shareholders will need their unique control number which appears on the notice regarding the availability of proxy materials, the proxy card
(printed in the box and marked by the arrow) and the instructions that accompany the proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting.

How Can I Submit a Question for the Annual Meeting?
By accessing www.proxyvote.com, our shareholders will be able to submit questions in writing in advance of the annual meeting, vote, view the annual meeting procedures, and obtain copies of proxy materials and our 2025 Annual Report on Form 10-K.
Shareholders also may submit questions in writing on the day of or during the annual meeting at
www.virtualshareholdermeeting.com/SYK2026. Shareholders will need their unique control number which appears on the notice regarding the availability of proxy materials, the proxy card
(printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.
As part of the annual meeting, we will hold a live question and answer session, during which we intend to answer all questions submitted in writing before or during the meeting in accordance with the annual meeting procedures which are pertinent to
Stryker and the meeting matters, as time permits. Answers to any questions submitted in writing before or during the meeting in accordance with the annual meeting procedures which are
pertinent to Stryker and the meeting matters that are not
addressed during the meeting will be published following the meeting on our website at www.proxymaterials.stryker.com.
Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

What if I Need Technical Assistance?
During the registration period, which begins 30 minutes prior to the start of the annual meeting, we will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you
encounter any technical difficulties accessing the virtual meeting during the check-in time, you can call our support team using the numbers provided on the meeting site.

Can I Vote During the Annual Meeting?
Yes. To log in to the annual meeting and to cast your vote
electronically during the meeting, you will need the unique control number which appears on the notice regarding the availability of proxy materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompany the proxy
materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number.

Will a Replay of the Annual Meeting be Available?
A replay of the annual meeting will be made publicly available beginning 24 hours after the meeting at
www.virtualshareholdermeeting.com/SYK2026 until the definitive proxy statement for our 2027 annual meeting of shareholders is filed with the SEC.

Can I Access These Proxy Materials on the Internet?
This Proxy Statement, our 2025 Annual Report on Form 10-K and
a link to the means to vote by internet are available at
www.proxymaterials.stryker.com.

References to Stryker Websites
References to Stryker websites are for informational purposes only. Information contained on, or accessible through, such
websites is not incorporated by reference into, and does not constitute a part of, this Proxy Statement.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This Proxy Statement contains statements that are not historical facts and are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current projections about operations, industry conditions, financial condition and liquidity. Words that identify forward-looking statements include, without limitation, words such as "may," "could," "will," "should," "possible," "plan," "predict," "forecast," "potential," "anticipate," "estimate," "expect," "project,"
"intend," "believe," "may impact," "on track," "goal," "strategy" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, an acquisition or our businesses. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Those statements are not guarantees and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements, historical experience or our present expectations. A detailed discussion of risks, uncertainties and changes in circumstances that could cause actual results and events to differ materially from such forward-looking statements is included in our filings with the SEC, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025. We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that affect the likelihood that actual results will differ from those contained in the forward-looking statements.

MANAGEMENT PROPOSALS

Proposal 1 — Election of Directors
Ten directors are to be elected to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. All of the nominees listed below are currently members of our Board of Directors. The nominees have consented to serve if elected, and we have no reason to believe that any of them will be unable to serve. If any nominee becomes unavailable for any reason, proxies will be voted for the alternate candidate, if any, chosen by the Board or the number of directors constituting the full
Board will be reduced to eliminate the vacancy.
The proxies will be voted for the election of each of the nominees unless instructed otherwise. The Board recommends that shareholders vote FOR all nominees in Proposal 1.
Our Restated Articles of Incorporation provide that a director nominee will be elected only if he or she receives a majority of the votes cast in an uncontested election (that is, the number of shares voted "for" a director nominee must exceed the number of votes cast
"against" that nominee). If a nominee who is currently serving as a director is not re-elected, Michigan law provides that the director would continue to serve as a "holdover director." Accordingly, under our Corporate Governance Guidelines, each director has submitted an advance, contingent, irrevocable resignation that may be accepted if the shareholders do not re-elect the director. In that situation, the Governance and Nominating Committee will promptly consider the resignation and recommend to the Board whether to accept the resignation or reject it. The Board will act on the Governance and Nominating Committee's recommendation no later than 90 days after certification of the election results. The Company will promptly publicly disclose in a filing with the SEC the Board's decision whether to accept or reject the resignation and, if applicable, the reasons for rejecting the tendered resignation. If one or more resignations are accepted by the Board, the Governance and Nominating Committee will recommend to the Board whether to fill the vacancy or vacancies or reduce the size of the Board.
Set forth below are the nominees for election as directors that were approved by the Board following the recommendation of our
Governance and Nominating Committee.

Mary K. Brainerd
Experience

•President and Chief Executive Officer of HealthPartners (2002-2017)
•Various leadership roles with HealthPartners (1992-2002)
•Various leadership roles with Blue Cross and Blue Shield of Minnesota (1984-1992)
Other Affiliations
•Director, Bremer Financial Corporation
•Director, Securian Financial
•Vice Chair, The Nature Conservancy, Minnesota-North Dakota-South Dakota
•Director, The Opus Group
Stryker Board Committees
•Compensation and Human Capital
•Governance and Nominating

Director Since: 2017
Age: 72

Giovanni Caforio, M.D.
Experience

•Chief Executive Officer, Bristol-Myers Squibb (2015-2023); Chairman of the Board (2017-2024)
•Various leadership roles with Bristol-Myers Squibb (2000-2015)
Other Affiliations
•Chair of the Board, Novartis AG
•Director, Pharmaceutical Research and Manufacturers of America
Stryker Board Committees
•Compensation and Human Capital
•Governance and Nominating

Director Since: 2020
Age: 61

Kevin A. Lobo, Chair and Chief Executive Officer
Experience

•Chair and Chief Executive Officer, Stryker (2018-2021, January 2026-present); Chair, Chief Executive
Officer and President (2014-2018, 2021-2025); Chief Executive Officer and President (2012-2014)
•Group President, Stryker Orthopaedics (2011-2012)
•Various leadership roles with Johnson & Johnson (2003-2011)
Other Affiliations
•Director, The Advanced Medical Technology Association (AdvaMed)
•GE Healthcare Technologies Inc.
•Director, Parker-Hannifin Corporation*
•Chair, Valley Health System Board of Trustees
*
* Mr. Lobo has informed Parker-Hannifin that he will not stand for reelection to its Board of Directors at
Parker-Hannifin's 2026 Annual Meeting of Shareholders.

Director Since: 2012
Age: 60

Emmanuel P. Maceda
Experience

•Chair, Bain & Company (2025-present)
•Worldwide Managing Partner and CEO, Bain & Company (2018-2024)
•Various leadership roles with Bain & Company (1989-2018)
Other Affiliations
•Board of Trustees, The Bridgespan Group
•Director, Ayala Corporation
Stryker Board Committees
•Compensation and Human Capital
•Governance and Nominating

Director Since: 2025
Age: 63

Sherilyn S. McCoy, Lead Independent Director
Experience

•Chief Executive Officer and Director, Avon Products, Inc. (2012-2018)
•Various leadership roles with Johnson & Johnson (1982-2012)
Other Affiliations
•Director, AstraZeneca PLC
•Lead Director, Kimberly-Clark
•Vice-Chair of the Board, Galderma
•Director, Novocure (2018-2022)
•Chair of the Board, Certara, Inc. (2018-2021)
Stryker Board Committees
•Compensation and Human Capital
•Governance and Nominating

Director Since: 2018
Age: 67

Rachel M. Ruggeri
Experience

•Executive Vice President and Chief Financial Officer, Starbucks Corporation (2021-2025)
•Senior Vice President, Americas, Starbucks (2020-2021)
•Chief Financial Officer and Corporate Secretary, Continental Mills, Inc. (2018-2020)
•Various leadership roles with Starbucks Finance (2001-2018)
Stryker Board Committees
•Audit

Director Since: 2024
Age: 56

Andrew K. Silvernail
Experience

•Chairman, Chief Executive Officer, International Paper (2024-present)
•Chairman, President and Chief Executive Officer, Madison Industries (2021)
•Chairman, President and Chief Executive Officer, IDEX Corporation (2011-2020); Vice President, Group
Executive (2009-2011)
Other Affiliations
•Director, Boys & Girls Club of Lake County
Stryker Board Committees
•Audit

Director Since: 2013
Age: 55

Lisa M. Skeete Tatum
Experience

•Founder and Chief Executive Officer, Landit, Inc. (2014-present)
•Angel and Fund Investor (2010-2014)
•General Partner, Cardinal Partners (1998-2009)
•Founder, STI, Inc. (1995-1998)
•Various global and functional roles with Procter and Gamble (1989-1994)
Other Affiliations
•Board Member, Union Square Hospitality Group
•Director, USHG Acquisition Corporation (2021-2022)
•Trustee Emeritus, Cornell University
Stryker Board Committees
•Audit

Director Since: 2020
Age: 58

Ronda E. Stryker
Experience

•Director of Stryker Corporation for over 40 years
•Vice Chair and Director, Greenleaf Trust (1988-present)
Other Affiliations
•Vice Chair, Spelman College Board of Trustees
•Member, Harvard Medical School Board of Fellows
Stryker Board Committees
•Governance and Nominating

Director Since: 1984
Age: 71

Rajeev Suri
Experience

•Chief Executive Officer and Director, Inmarsat (2021-2023)
•President and Chief Executive Officer, Nokia (2014-2020); Chief Executive Officer, Nokia Solutions and
Networks (2009-2014)
•Various leadership roles with Nokia (1995-2009)
Other Affiliations
•Chairman of the Board, Digicel Group
•Chairman of the Board, M-KOPA
•Director, Singtel
•Chairman of the Advisory Board, Netceed
•Director, Viasat (2023-2025)
Stryker Board Committees
•Audit

Director Since: 2018
Age: 58

Director Nominee Demographics

	Brainerd	Caforio	Lobo	Maceda	McCoy	Ruggeri	Silvernail	Skeete Tatum	Stryker	Suri
Racially/Ethnically Diverse			•	•				•		•
Born Outside U.S.		•	•							•
Male		•	•	•			•			•
Female	•				•	•		•	•
Years of Service	9	6	14	1	8	2	13	6	42	8
Average Director Tenure: 11 years

Proposal 2 — Ratification of Appointment of our Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm and such firm reports directly to the Audit Committee. Ernst & Young LLP and its predecessor firms,
Ernst & Ernst and Ernst & Whinney, have been retained as the Company's independent auditor continuously since 1974. The Audit
Committee reviews the qualifications, performance, fees and independence of Ernst & Young LLP and considers whether the firm should be reappointed or whether a different independent registered public accounting firm should be appointed. SEC rules mandate that the independent auditor's lead audit partner be rotated every five years. The process for the selection of the new lead audit partner, which occurred most recently in 2022, included the involvement of the Chair of the Audit Committee in the selection process and discussion by the full Audit Committee and management.
The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP is in the best interest of the Company and our shareholders. At its February 2026 meeting, the Audit Committee appointed Ernst & Young LLP to serve as our independent registered public accounting firm for 2026, subject to approval of the scope of the audit engagement and the estimated audit fees, which will be presented to the Audit Committee at its August 2026 meeting. While not required, we are submitting the appointment to the shareholders as a matter of good corporate practice to obtain their views. We expect representatives of Ernst &
Young LLP to attend the annual meeting with the opportunity to make a statement if they desire to do so. If the appointment is not ratified, it will be considered as a recommendation that the Audit Committee consider the appointment of a different firm to serve as our independent registered public accounting firm for the year 2026. Even if the appointment is ratified, the Audit Committee may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of
Stryker and its shareholders.
Fees and Services
The fees (amounts in $) billed by Ernst & Young LLP with respect to the years ended December 31, 2025 and 2024 were as follows:

2025

Tax Compliance Fees: 1,020,000
Audit-Related Fees: 265,000
Other Tax Fees: 9,960,000
Audit Fees: 15,762,000

2024

Tax Compliance Fees: 910,000
Audit-Related Fees: 245,000
Other Tax Fees: 11,865,000
Audit Fees: 15,315,000

Audit Fees includes amounts billed for the annual audit of our annual Consolidated Financial Statements, the audit of internal control over financial reporting, the review of the Consolidated Financial Statements included in the quarterly reports on Form 10-Q filed by us during each year, the completion of statutory audits required in certain foreign jurisdictions and consultations concerning accounting matters associated with the annual audit. Audit-Related Fees includes amounts billed for audits of our employee benefit plans. Tax
Compliance Fees includes amounts for tax compliance services. Other Tax Fees includes amounts for tax advice and tax planning services. We expect that Ernst & Young LLP will provide non-audit services of a similar nature during 2026.
Under its charter, the Audit Committee must pre-approve all audit and non-audit services performed by Ernst & Young LLP, other than non-audit services that satisfy a de minimis exception provided by applicable law, and is ultimately responsible for the determination of the audit fees to be paid to Ernst & Young LLP. All of the services for which fees were disclosed under "Audit Fees," "Audit-Related
Fees," "Tax Compliance Fees" and "Other Tax Fees" in the charts above were approved under the Audit Committee's charter. In the event we wish to engage Ernst & Young LLP to perform non-audit services, management prepares a summary of the proposed engagement, detailing the nature of the engagement and cost of the engagement. At the Audit Committee's February meeting, certain recurring non-audit services and the proposed fees are reviewed and evaluated. At subsequent meetings, management may present additional services for approval. The Audit Committee has delegated to the Chair of the Audit Committee or, in the Chair's absence, any other member of the Audit Committee, the authority to evaluate and approve projects and related fees if circumstances require approval between meetings of the Audit Committee. Any such approval is reported to the full Audit Committee at its next meeting. In connection with its review and evaluation of non-audit services, the Audit Committee is required to and does consider and conclude that the provision of the non-audit services is compatible with maintaining the independence of Ernst & Young LLP.
Vote Required
The affirmative vote of a majority of the votes cast at the annual meeting on Proposal 2 is required for ratification. The Board recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP as our Company's independent registered public accounting firm for 2026.

Proposal 3 — Advisory Vote to Approve Named Executive Officer Compensation
As described under "Compensation Discussion and Analysis" beginning on page 19, our objective in setting executive compensation is to provide a total compensation package that allows us to continue to attract, motivate and retain talented executives who drive our
Company's success while aligning compensation with the interests of our shareholders and the achievement of our key business objectives. Consistent with this philosophy, a significant percentage of the total compensation opportunity for each of our NEOs is based on measurable corporate financial performance and on the performance of our shares on a long-term basis.
Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the "Summary Compensation Table" and other related compensation tables and narrative disclosure under "Executive Compensation" beginning on page 33 that describe the compensation of our NEOs. The Compensation and Human Capital Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), our shareholders are entitled to an advisory vote to approve the compensation of our NEOs. This advisory vote is commonly referred to as a "say-on-pay" advisory vote.
We are required to seek an advisory shareholder vote on the frequency of future "say-on-pay" votes at least once every six years, although we may seek shareholder input more frequently. Pursuant to a policy we reaffirmed most recently in 2023, we provide our shareholders with the opportunity to vote on a "say-on-pay" advisory vote at each annual meeting. Accordingly, in compliance with these requirements and as a matter of good corporate governance, we are asking shareholders to approve the following resolution at our annual meeting:
RESOLVED, that the shareholders of Stryker Corporation (the "Corporation") approve, on an advisory basis, the compensation of the Corporation's named executive officers as disclosed in the Corporation's Proxy Statement for this annual meeting pursuant to the rules of the Securities and Exchange Commission, including "Compensation Discussion and Analysis," the "Summary
Compensation Table" and the compensation tables and narrative disclosure under "Executive Compensation."
This advisory vote is non-binding. Although non-binding, the Compensation and Human Capital Committee and the Board will review the results of the vote and take them into account in future determinations concerning our executive compensation program. The Board recommends that shareholders vote FOR the resolution set forth in Proposal 3.

STOCK OWNERSHIP

Principal Shareholders
The following table sets forth certain information with respect to beneficial ownership of Common Stock by the only persons known by us to be the beneficial owners of more than 5% of our Common Stock based on filings with the SEC pursuant to Section 13(d) or 13(g)
of the Exchange Act.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Class (%)
The Vanguard Group, Inc.	31,149,173(1)	8.1
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
BlackRock, Inc.	24,924,572(2)	6.5
55 East 52nd Street
New York, New York 10055
John W. Brown	20,056,245(3)	5.2
3060 Peachtree Road, NW
Atlanta, Georgia 30305
______________
(1)This information is based solely on information most recently reported by The Vanguard Group, Inc. on Schedule 13G/A, which was filed with the
SEC on February 13, 2024. According to the Schedule 13G/A, The Vanguard Group, Inc. has shared voting power with respect to 434,563 shares, sole dispositive power with respect to 29,693,953 shares and shared dispositive power with respect to 1,455,220 shares. The information contained in the Schedule 13G/A is as of December 29, 2023 and may not reflect current ownership of our Common Stock. Ownership percentage assumes continued ownership of the shares reflected in the table above as of February 28, 2026.
(2)This information is based solely on information most recently reported by BlackRock, Inc. on Schedule 13G/A, which was filed with the SEC on
January 29, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 22,376,171 shares and sole dispositive power with respect to 24,924,572 shares. The information contained in the Schedule 13G/A is as of December 31, 2023 and may not reflect current ownership of our Common Stock. Ownership percentage assumes continued ownership of the shares reflected in the table above as of February
28, 2026.
(3)This information is based solely on information most recently reported by Mr. John W. Brown on Schedule 13G/A, which was filed with the SEC on
February 9, 2021. Mr. Brown has sole voting and dispositive power with respect to 19,796,245 shares shown as beneficially owned by him and shared voting and dispositive power with respect to 260,000 shares. The information contained in the Schedule 13G/A is as of December 31, 2020 and may not reflect current ownership of our Common Stock. Ownership percentage assumes continued ownership of the shares reflected in the table above as of February 28, 2026.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information about the ownership of Common Stock as of February 28, 2026 by our current directors, the executive officers identified as our NEOs in the "Compensation Discussion and Analysis" section beginning on page 19 and the persons who were our executive officers and directors as of February 28, 2026 as a group.

	Number of Shares Owned (#)(2)	Right to Acquire (#)(3)	Total (#)(6)	Percentage of Outstanding Shares (%)
Directors:
Mary K. Brainerd	6,468	3,005	9,473	*
Giovanni Caforio, M.D.	2,892	316(4)	3,208	*
Kevin A. Lobo	197,661	1,004,973	1,202,634	*
Emmanuel P. Maceda	—	—(5)	—	*
Sherilyn S. McCoy	1,832	1,985(4,5)	3,817	*
Rachel M. Ruggeri	26	653(4)	679	*
Andrew K. Silvernail	11,928	9,380(4)	21,308	*
Lisa M. Skeete Tatum	2,892	991(4)	3,883	*
Ronda E. Stryker	15,351,668	3,605	15,355,273	4.0
Rajeev Suri	5,868	—	5,868	*
Named Executive Officers(1):
Preston W. Wells	6,115	22,971	29,086	*
Spencer S. Stiles	70,652	172,534	243,186	*
J. Andrew Pierce	73,853	172,534	246,387	*
Viju S. Menon	12,709	165,079	177,788	*
Glenn S. Boehnlein	13,216	182,630	195,846	*
Executive officers and directors as a group (21 persons)	15,832,514	1,946,355	17,778,869	4.6
______________
*Less than 1%.
(1)Other than Kevin A. Lobo, who is also a director.
(2)Excludes shares that may be acquired within 60 days after February 28, 2026 upon exercise of options and vesting of shares underlying restricted stock units or performance stock units.
(3)Includes shares that may be acquired within 60 days after February 28, 2026 upon exercise of options and vesting of shares underlying restricted stock units or performance stock units.
(4)Includes vested shares underlying restricted stock units for which the director has elected to delay delivery until departure from the Board.
(5)Excludes vested shares underlying restricted stock units for which the director has elected to delay delivery to a future date.
(6)Except for the shared beneficial ownership of certain shares by Ms. Stryker (13,120,495 shares), such persons hold sole voting and dispositive power with respect to the shares shown in this column.

CORPORATE GOVERNANCE
We manage our business under the direction of our Board of Directors. The Board conducts its business through meetings of the Board and its Committees. The Board has adopted Corporate Governance Guidelines that are available in the Governance area of the
Investor Relations section of our website at www.stryker.com/investors/governanceguidelines. During 2025, the Board held seven meetings. Each director attended at least 75% of the total meetings of the Board and the Committees on which he or she served in
2025. We expect our directors to attend the annual meeting of shareholders unless they have a schedule conflict or other valid reason.
All members of the Board who stood for reelection and Mr. Maceda attended the 2025 annual meeting.

Board's Role in Strategic Planning and Risk Oversight
Our Board is responsible for directing and overseeing the management of the Company's business in the best interests of the shareholders and consistent with good corporate practice. The Board oversees strategic direction and priorities for the Company, approves the selection of the senior management team and monitors the Company's risk, performance and impact on its stakeholders.
On an annual basis, the Board and management focus on the Company's overall strategic plan and direction, as well as the capital plan and budget for the next year. A fundamental part of setting the Company's business strategy is the assessment of the risks the
Company faces and how they are managed. The Board assesses risks both through review and discussion by the full Board and by delegating certain risk oversight responsibilities to the Board Committees. The Company's enterprise risk management program is monitored at both the Board and Committee levels and evaluated at least annually by the full Board. The Board, the Audit Committee and the Governance and Nominating Committee meet regularly throughout the year with our Group Presidents and the management teams of our Finance, Information Security, Tax, Treasury, Internal Audit, Legal and Compliance functions to assess the financial, legal/
compliance, cybersecurity and operational/strategic risks throughout our businesses and review our insurance and other risk management programs and policies to enable the Board to exercise its ultimate oversight responsibility for the Company's risk management processes.

Independent Directors
Under the listing standards of the NYSE, a director is not independent unless the Board determines that he or she has no material relationship with Stryker, either directly or through any organization with which he or she is affiliated that has a relationship with Stryker.
While the NYSE listing standards require that at least a majority of the directors be independent, our Corporate Governance Guidelines provide that at least two-thirds of the directors will be independent. The Board has determined that all of our current directors (other than Mr. Lobo) are independent under the NYSE listing standards. That determination was based on a review of the responses of the current directors to questions about employment history, affiliation and family and other relationships, and discussions with the current directors. In the case of Ms. Stryker, the Board also considered that the Company spent $1,215,000 in 2025 on functions and meetings held at hotel, restaurant and entertainment properties in Kalamazoo, Michigan (principally the Radisson Plaza Hotel) that are owned by
Greenleaf Hospitality and that the Company also reimbursed employees for hotel, restaurant and other expenses incurred by them at such properties while they were in Kalamazoo for business meetings. Management of Stryker has been advised by Greenleaf
Hospitality that Greenleaf Hospitality is 100% owned by Ms. Stryker's husband. The Board has determined that the relationship with
Greenleaf Hospitality is not material under the circumstances, including the modest nature of the transactions compared to the total revenues of Stryker and Greenleaf Hospitality, the ordinary course status of the transactions and the arm's length nature of the transactions, including a Stryker discounted rate from Greenleaf Hospitality. In the case of Mr. Maceda, the Board considered that the
Company contracts for consulting services from Bain & Company, where Mr. Maceda is a partner and serves as Chair. The agreements governing these consulting services are entered into in the ordinary course of business and payments from the Company to Bain &
Company in 2025 did not exceed 2% of Bain & Company’s consolidated gross revenue. The Board believes that these transactions in
2025 were on arm’s-length terms that were reasonable. Transactions and relationships of this nature may take place in the ordinary course of business in the future.

Board Committees
Our Board has three Committees. The current membership, number of meetings held during 2025 and the function performed by each of these Committees are described below. These Committees act under written charters approved by the Board. The applicable
Committee and the Board review and reassess the charters annually.
No member of any Committee is or ever has been an employee of the Company. The Board has determined that the members of the
Audit, Compensation and Human Capital and Governance and Nominating Committees meet the independence standards for those
Committees within the meaning of the NYSE listing standards and applicable law and SEC regulations.
Audit Committee: Mr. Silvernail (Chair), Ms. Ruggeri, Ms. Skeete Tatum and Mr. Suri currently are members of the Audit Committee, which met nine times during 2025. The Audit Committee, which is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees the Company's financial reporting process on behalf of the Board.
In addition, the Audit Committee has oversight responsibility with respect to compliance with legal and regulatory requirements related to financial reporting, auditing and accounting. The Audit Committee also oversees the Company’s policies and practices with respect to risk assessment and risk management, including those related to cybersecurity, and receives at least three briefings a year from our
Chief Information Security Officer on the Company's policies and practices with respect to cybersecurity risk assessment and risk management. The Audit Committee coordinates with the Governance and Nominating Committee with regard to matters of mutual interest within the context of each Committee's responsibilities for compliance with legal and regulatory requirements, with the Audit
Committee being responsible for compliance with financial laws and regulations (including financial reporting, auditing and accounting)
and the Governance and Nominating Committee being responsible for compliance with non-financial laws and regulations. The Audit
Committee meets with management and the Company's independent registered public accounting firm throughout the year and reports the results of its activities to the Board. Further information regarding the role of the Audit Committee is contained in its charter that is available in the Governance area of the Investor Relations section of our website at www.stryker.com/investors/charters. For further information, see "Audit Committee Report" on page 46. The Board has determined that Ms. Ruggeri and Mr. Silvernail are "audit committee financial experts" for purposes of applicable SEC rules.
Compensation and Human Capital Committee: Dr. Caforio (Chair), Ms. Brainerd, Mr. Maceda and Ms. McCoy currently are members of the Compensation and Human Capital Committee, which met six times during 2025. The purpose of the Compensation and Human
Capital Committee is to assist the Board in discharging its overall responsibilities relating to executive and stock-based compensation and human capital matters. The Compensation and Human Capital Committee reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, evaluates their performance for the current year in light of those goals and establishes compensation levels, including annual salary and bonus targets. The Compensation and
Human Capital Committee also administers and grants awards under the Company's equity-based compensation plans. Management provides recommendations to the Compensation and Human Capital Committee concerning salary, bonus potential and stock awards for members of our executive leadership team other than the Chief Executive Officer, whose pay recommendations are provided to the
Compensation and Human Capital Committee by its independent compensation consultant. The Chief Executive Officer's compensation is subject to final approval by the independent members of the Board. The Compensation and Human Capital Committee also reviews the level and form of non-employee director compensation and makes recommendations to the full Board regarding any changes to such compensation as it deems appropriate. For further information, see the Compensation and Human Capital Committee's charter that is available in the Governance area of the Investor Relations section of our website at www.stryker.com/investors/charters and
"Compensation Discussion and Analysis" beginning on page 19.
Our Compensation and Human Capital Committee has the authority to retain and terminate a compensation consulting firm to assist the
Compensation and Human Capital Committee in the evaluation of executive and non-employee director compensation. Since 2015,
Semler Brossy Consulting Group, LLC ("Semler Brossy") has been engaged on an annual basis directly by the Compensation and
Human Capital Committee as its executive compensation consultant to assist by:
•Providing information and education on executive and non-employee director compensation trends and developments and the implications for Stryker;
•Reviewing the competitiveness of our non-employee director compensation program;
•Reviewing the competitiveness of total compensation for the members of our executive leadership team;
•Providing recommendations for the compensation levels of our Chief Executive Officer;
•Reviewing and giving its opinion on management's recommendations for executive compensation and equity plan design and practices; and
•Participating in Compensation and Human Capital Committee meetings when requested by the Compensation and Human
Capital Committee Chair.
The Compensation and Human Capital Committee has annually determined Semler Brossy to be independent from the Company and that no conflicts of interest existed. In reaching this conclusion, the Compensation and Human Capital Committee assessed Semler
Brossy's independence, taking into consideration all relevant factors, including the compensation consultant independence factors set forth in the SEC rules and the NYSE listing standards and appropriate assurances provided by Semler Brossy regarding its independence. Additionally, Semler Brossy did not separately provide any advice or services to management or otherwise to the
Company other than the services provided to the Compensation and Human Capital Committee.
Governance and Nominating Committee: Ms. Brainerd (Chair), Dr. Caforio, Mr. Maceda, Ms. McCoy and Ms. Stryker currently serve on the Governance and Nominating Committee. The Governance and Nominating Committee, which met four times during 2025, makes recommendations to the Board regarding director nominations and Committee assignments, oversees the evaluation of the
Board and considers other matters relating to corporate governance. In addition, the Governance and Nominating Committee has oversight responsibility with respect to compliance with laws and regulations (other than laws and regulations related to financial reporting, auditing and accounting, which are the responsibility of the Audit Committee), regulatory affairs/quality assurance matters, and corporate responsibility matters, including sustainability. The Governance and Nominating Committee coordinates with the Audit
Committee with regard to matters of mutual interest within the context of each Committee’s responsibilities for compliance with legal and regulatory requirements, with the Governance and Nominating Committee being responsible for oversight of the Company's compliance with non-financial laws and regulations and the Audit Committee being responsible for oversight of the Company's compliance with financial laws and regulations (including financial reporting, auditing and accounting). The Governance and Nominating
Committee receives a report at least once a year from one or more senior executives, either individually or jointly, with responsibility for regulatory affairs and quality assurance, compliance and risk management on the status of the Company's compliance with relevant laws, regulations and internal procedures and on the key regulatory affairs and quality assurance, compliance, risk management and legal issues facing the Company, and may meet with such senior executives in executive session as the Governance and Nominating
Committee deems appropriate. The Governance and Nominating Committee also receives a report regularly from one or more senior executives, either individually or jointly, with responsibility for corporate responsibility matters and may meet with such senior executives in executive session as the Governance and Nominating Committee deems appropriate. For further information, see the charter of the
Governance and Nominating Committee that is available in the Governance area of the Investor Relations section of our website at
www.stryker.com/investors/charters.
When seeking to identify an individual to become a director to fill a new position or vacancy, the Governance and Nominating
Committee will consult with incumbent directors, management and others, including a professional search firm, and will review information obtained from a variety of sources. The Governance and Nominating Committee is committed to an inclusive process for identifying, recruiting and advancing candidates with diverse perspectives in any search process. The Governance and Nominating
Committee will consider, among other factors, the background and reputation of potential candidates in terms of their character, personal and professional integrity, business and financial experience and acumen, experience in healthcare, corporate compliance or regulatory and governmental affairs, how a person would contribute to and strengthen the Board and complement the other directors in terms of expertise, diversity of viewpoint and opinion, professional experience, education and skills and a person's availability to devote sufficient time to Board duties. Shareholders may recommend director candidates for consideration by the Governance and Nominating
Committee by writing to the Vice President, Corporate Secretary at 1941 Stryker Way, Portage, Michigan 49002, and giving the candidate's name, relationship, if any, to the shareholder making the recommendation, biographical data and qualifications. The submission should also include a statement from the candidate consenting to being considered and, if nominated and elected, to serving as a director. The Governance and Nominating Committee evaluates recommendations from shareholders in the same manner that it considers recommendations from other sources.

Compensation Risks
Pay Governance LLC ("Pay Governance"), a consulting firm that was determined by the Compensation and Human Capital Committee to be independent using the factors discussed above with regard to Semler Brossy, conducted a risk assessment of our executive compensation program in 2025 that concluded that our executive compensation policies, practices and programs do not create risks that are reasonably likely to have a material adverse effect on Stryker. The Compensation and Human Capital Committee reviewed the
Pay Governance report, discussed it with management at the time it was received and concurred with the report's conclusion.
In addition, Korn Ferry, a consulting firm that was determined by the Compensation and Human Capital Committee to be independent using the factors discussed above with regard to Semler Brossy, conducted a risk assessment of our sales compensation program in
2021 that concluded that our sales compensation policies, practices and programs do not create risks that are reasonably likely to have a material adverse effect on Stryker. The Compensation and Human Capital Committee reviewed the Korn Ferry report, discussed it with management at the time it was received and concurred with the report's conclusion. An updated risk assessment of our sales compensation program commenced in the second half of 2025 and is scheduled to be finalized in 2026. We intend to disclose the findings of this assessment in the proxy statement for our 2027 annual meeting.

Board Leadership Structure
The Board believes that it is important to retain flexibility to make the determination as to whether the interests of the Company and our shareholders are best served by having the same person serve as both Chief Executive Officer and Chair of the Board or whether the roles should be separated based on the circumstances at any given time. At different times in the past, both approaches have been used. The Board periodically reassesses the leadership structure of the Board and, after considering the pros and cons of the alternatives in light of the Company's operating and governance environment, has concluded that the most effective current leadership structure is for Mr. Lobo to serve in the combined role of Chair of the Board and Chief Executive Officer and have full responsibility for the day-to-day management of the Company. When the same person serves as Chief Executive Officer and Chair of the Board, we have a Lead Independent Director, designated by the other independent directors. That position, which is currently held by Ms. McCoy, entails significant responsibility and opportunity for independent Board leadership. As the Lead Independent Director, Ms. McCoy chairs the executive sessions of the independent directors and also acts as an intermediary between the independent directors and senior management on sensitive issues, including matters considered by the independent directors in executive session. Other matters that she is responsible for as the Lead Independent Director include working with Mr. Lobo and the Vice President, Corporate Secretary to set the agenda for Board meetings, assuring the adequacy of the flow of information from management to the non-management directors, setting the meeting schedules to assure there is sufficient time for discussion of all agenda items and directing the retention of consultants who report directly to the Board when deemed appropriate. The Lead Independent Director participates, along with the members of the Compensation and Human Capital Committee and the other independent directors of the Board, in the evaluation of the
Chief Executive Officer and, together with the Chair of the Compensation and Human Capital Committee or an independent director designated by the Compensation and Human Capital Committee in the event the Lead Independent Director is also the Chair of the
Compensation and Human Capital Committee, meets with the Chief Executive Officer to discuss such evaluation, consults with the
Governance and Nominating Committee concerning the members and Chairs of Board Committees and assists management and the
Board in assuring compliance with and implementation of our Corporate Governance Guidelines. The Lead Independent Director also facilitates discussion among the non-management directors on key issues and concerns outside of Board meetings.

Executive Sessions of Independent Directors
Our Corporate Governance Guidelines require the independent directors to meet in executive session at least once per year. Non-
management directors meet on a regular basis in executive session in conjunction with meetings of the Board and its Committees to provide an opportunity for discussion of topics of concern without any member of management being present.

Contacting the Board of Directors
Shareholders and other interested persons may communicate directly with the Board, our Lead Independent Director, our independent directors as a group or with any individual director on a confidential basis by mail to Stryker Board of Directors at 1941 Stryker Way,
Portage, Michigan 49002. All such communications will be received directly by the Chair of the Governance and Nominating Committee
and will not be screened or reviewed by any Stryker personnel.

Code of Conduct
We have adopted a Code of Conduct that applies to our employees, officers and directors in the performance of their duties and responsibilities. The Code of Conduct is posted in the Governance area of the Investor Relations section of our website at
www.stryker.com/investors/codeofconduct, and we will mail it to any shareholder upon request to the Vice President, Corporate
Secretary at 1941 Stryker Way, Portage, Michigan 49002. Any amendments to the Code of Conduct or waiver of the Code of Conduct granted for the benefit of an executive officer or director will be disclosed in the Governance area of the Investor Relations section of our website.

Certain Relationships and Related Party Transactions
Under our Related Party Transactions Policy, which is in writing and was adopted by the Board, the Audit Committee must approve or ratify transactions involving directors, executive officers or principal shareholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest in which the amount involved exceeds $120,000 and that are otherwise reportable under SEC disclosure rules. Such transactions include employment of immediate family members of any director or executive officer. Management advises the Audit Committee at its regularly scheduled meeting in February of each year and at subsequent meetings of any such transaction that is proposed to be entered into or continued and seeks approval. In the event any such transaction is proposed and a decision is required prior to the next regularly scheduled meeting of the Audit Committee, it may be presented to the Audit Committee Chair for approval, in which event the decision will be reported to the full Audit Committee at its next meeting.

Approach to Corporate Responsibility
We reflect our mission to make healthcare better in our corporate responsibility ("CR") objective: to positively impact people and our planet through responsible, sustainable practices that create a better, healthier world.
Learn more about our CR efforts at https://www.stryker.com/us/en/about/corporate-responsibility.html.

COMPENSATION DISCUSSION AND ANALYSIS
This section includes information regarding, among other things, the overall objectives of our compensation program for our NEOs and each element of compensation that we provide. Please read this section in conjunction with the detailed tables and narrative descriptions of our NEO compensation under "Executive Compensation" beginning on page 33.

Named Executive Officers
The names and titles of our NEOs for purposes of this Proxy Statement are:

Name	Title
Kevin A. Lobo	Chair, Chief Executive Officer and President(1)
Preston W. Wells	Vice President, Chief Financial Officer(2)
Spencer S. Stiles	Group President, Orthopaedics(3)
J. Andrew Pierce	Group President, MedSurg and Neurotechnology
Viju S. Menon	Group President, Global Quality and Operations
Glenn S. Boehnlein	Advisor to the Chief Executive Officer and Former Vice President, Chief Financial Officer(4)
______________
(1)Mr. Lobo's title changed to Chair and Chief Executive Officer effective January 1, 2026.
(2)Mr. Wells who previously served as Vice President, Group Chief Financial Officer for Orthopaedics, became Vice President, Chief Financial Officer effective April 1, 2025 upon Mr. Boehnlein’s retirement from that role.
(3)Mr. Stiles became President and Chief Operating Officer effective January 1, 2026.
(4)Mr. Boehnlein retired from his role as Vice President, Chief Financial Officer effective April 1, 2025 and is employed (in a non-executive officer capacity) as Advisor to the Chief Executive Officer through March 31, 2026.

Overview
Stryker has a history of delivering solid financial results. Our executive pay programs have played a significant role in our ability to attract, motivate and retain the experienced executive team that has successfully driven our financial results over time.
The primary elements of compensation for our NEOs in 2025 were salary, bonus and stock awards. The stock awards granted to our
NEOs as part of the annual grant in February 2025 consisted of performance stock units and stock options. Our savings and retirement plans are typically defined contribution plans that match a portion of employee contributions and have historically included an annual discretionary contribution of 7% of salary and bonus for all eligible U.S.-based employees. We do not maintain any defined benefit pension plans for our NEOs. We believe the limited perquisites and personal benefits we provide to our NEOs are conservative as compared to market.
Our Compensation and Human Capital Committee believes that our compensation practices for our NEOs are appropriate in the context both of Stryker's performance and the interests of our shareholders. Among the considerations in this regard are:
•An important part of our executive compensation philosophy is the alignment of the compensation of our NEOs with the interests of our shareholders and achievement of key business objectives;
•In 2025, the value of the variable, performance and stock-based compensation elements for the NEOs that received a grant of stock awards in 2025 averaged approximately 87% of the total value of the primary compensation elements (salary, actual bonus and stock awards). See "Summary Compensation Table" on page 33;
•Our NEO bonus plans are based on challenging performance goals that, if met, should result in profitable, sustained business performance over the long term and be reflected in stock price increases over time. The bonus payout for our NEOs for 2025 averaged 100% of target as a result of performance that generally achieved the target goals for all of the core bonus plan measures. However, the adjusted operating income margin goal required for payout of any of the overachievement bonus plan measures was not achieved which resulted in no payout related to the overachievement measures. Even though our financial performance was adversely impacted by tariffs in 2025, the Compensation and Human Capital Committee did not make any adjustments to the calculated 2025 bonus payout for any NEO. See "Annual Bonus" beginning on page 22 and "2025 Bonus
Plans" beginning on page 23 for additional details;
•Stock-based compensation realized by our NEOs is tied directly to the interests of our shareholders via stock price performance and, for performance stock units, based on financial performance relative to pre-established financial goals for a three-year performance period. The payout related to the 2023 grant of performance stock units, which is discussed under "2023
Performance Stock Units: Results for the 2023-2025 Performance Period" beginning on page 27, was 200% of target as a result of performance that reached the maximum goal for both average reported net sales growth relative to a comparison group of companies and average adjusted net earnings per diluted share growth;
•We monitor a comparison group of medical technology and related companies to ensure that our compensation programs are generally within observed competitive practices, review trends and practices with assistance from the Compensation and Human
Capital Committee's independent compensation consultant and make adjustments as deemed appropriate by the Compensation and Human Capital Committee; and
•We evaluate key risk issues related to compensation and, in this regard, engaged a third-party independent consultant to conduct a risk assessment of executive compensation programs in 2025 as discussed under "Compensation Risks" on page 17 and believe that our executive compensation practices do not create risks that are reasonably likely to have a material adverse effect on Stryker.
The Compensation and Human Capital Committee considered the results of the advisory shareholder vote on executive compensation at our 2025 annual meeting of shareholders at which the executive compensation program for our NEOs as disclosed in the proxy statement for that meeting was approved by approximately 92% of the votes cast. The Compensation and Human Capital Committee continues to believe that our executive compensation policies, practices and programs are appropriate and, in light of the results of the advisory vote, believes our shareholders feel the same.

Compensation Objectives
We believe that our executive compensation program, which is a key component of our ability to attract, motivate and retain talented, qualified executives, should be designed to provide a meaningful level of total compensation that is aligned with organizational and individual performance and with the interests of our shareholders. The Compensation and Human Capital Committee believes that, consistent with the emphasis on rewarding executives for enhancing the Company's growth and profitability (as described more fully in
"Why We Chose Particular Performance Metrics and Goals" on page 23), the Company's bonus plans should generally focus executives on financially-oriented goals that reinforce a balance in achieving short-term and long-term goals and are aligned with shareholder returns over time. The Company's long-term equity incentive compensation program likewise is intended to provide executives with a personal financial interest in the Company's long-term success (as described more fully in "Long-Term Incentive
Compensation" beginning on page 26). The Compensation and Human Capital Committee believes that the Company's incentive programs balance risk and the potential reward to executives in a manner that is appropriate to the circumstances and in the best interests of the Company's shareholders over the long term.
The principal objectives of our executive compensation policies and practices are to:
•Attract, motivate and retain talented executives who drive the Company's success;
•Structure compensation packages with a significant percentage of compensation earned as variable pay based on performance, which balances risk with the potential reward;
•Align incentives with measurable corporate and business area performance;
•Provide flexibility to adapt to changing business needs;
•Align total compensation with shareholder value creation; and
•Establish compensation program costs that are reasonable, affordable and appropriate.

Executive Compensation Philosophy
In setting compensation levels for members of our executive leadership team, the Compensation and Human Capital Committee considers information from our comparison companies and broader compensation surveys. We position total pay opportunities for our senior executive roles with the intent they be competitive relative to comparable roles in the market, taking into account a range of factors, including: (i) the Company’s or business unit’s general performance relative to competitors; (ii) the scope of the executive’s role relative to the normal scope of this role at comparable companies; and (iii) the executive’s tenure, experience, level of individual performance, and potential to contribute to our future growth. Although we review and consider the compensation provided by our comparison companies, broader compensation surveys and the results of the benchmarking studies described below under "The Role of Benchmarking in Our Executive Compensation Decisions," we do not benchmark our NEOs' compensation to a specific percentile of the market or of our comparison companies. Rather, we consider such data in addition to the factors described in (i) through (iii) above.
Individual compensation elements, along with an explanation of how we make decisions about each element, are described in detail under "2025 Compensation Elements" beginning on page 22.
Underlying our executive compensation philosophy is the desire to facilitate and encourage long-term ownership of our Common Stock.
Our stock ownership guidelines reinforce this element of our philosophy by requiring senior management to accumulate and retain significant stock ownership positions over time. For more information, see "Executive and Non-Employee Director Stock Ownership
Guidelines" beginning on page 30.

The Role of Benchmarking in Our Executive Compensation Decisions
We regularly review our compensation policies, practices and programs to determine if they are both appropriate and responsive to our business needs. Factors that were considered in determining the NEO compensation levels for 2025 included the results of the
Company as a whole and, where applicable, the specific business areas of the Company for which each NEO was responsible, the individual's performance, changes in compensation levels over recent years, performance against bonus plan goals, comparisons among roles internally, cost to the Company and market comparison data. Although we monitor the competitive landscape closely and our current practice is to conduct an external market benchmarking of our NEO compensation levels and practices annually, we have not focused solely on market comparison data when establishing compensation levels. The Compensation and Human Capital
Committee applies judgment and discretion when evaluating the appropriateness of using market comparison data as it does when determining any compensation amount or outcome.
In mid-2024, Semler Brossy conducted a market benchmarking study in connection with establishing NEO compensation and the results were among the factors considered when 2025 compensation decisions were made, which are discussed in detail under "2025
Compensation Decisions" beginning on page 21. The data provided to the Compensation and Human Capital Committee by Semler
Brossy showed compensation levels consisting of the primary elements of total compensation: salary, bonus and long-term incentive awards. The study concluded that, for the NEOs who were serving in an NEO position at the time of the study and for which a sufficient number of comparable benchmark positions at comparison companies could be identified, target cash compensation levels and the grant value of long-term incentive awards were, on average, generally consistent with our executive compensation philosophy.
The comparison group companies used in the 2024 benchmarking study were:

Abbott Laboratories	Danaher Corporation	Quest Diagnostics Incorporated
Amgen Inc.	Eli Lilly and Company	Regeneron Pharmaceuticals, Inc.
Baxter International Inc.	GE HealthCare Technologies Inc.	Thermo Fisher Scientific Inc.
Becton, Dickinson and Company	Gilead Sciences, Inc.	Viatris Inc.
Biogen Inc.	Labcorp Holdings Inc.	Zimmer Biomet Holdings, Inc.
Boston Scientific Corporation	Medtronic plc
The comparison group was developed by Semler Brossy and members of our Human Resources department and approved by the
Compensation and Human Capital Committee. Similar to prior years, the comparison companies used in the 2024 study were selected based on comparability to Stryker in terms of business focus and company size. The 2024 comparison group, overall, encompassed the following:
•Product competitors or companies in the medical technology industry, as well as within adjacent industries, with which we compete for executive talent;
•Companies with significant global operations; and
•Companies with revenues and market capitalizations of similar scale to Stryker.
Semler Brossy conducted an additional benchmarking study in mid-2025. The comparison group that was used in the 2025 study included the same companies that were used in the 2024 study. The results of the 2025 study indicated that for the NEOs who were serving in an NEO position at the time of the study and for which a sufficient number of comparable benchmark positions at comparison companies could be identified, target cash compensation levels and the grant value of long-term incentive awards were, on average, generally consistent with our executive compensation philosophy. The results of the 2025 benchmarking study were one of the factors considered when the 2026 compensation decisions for the NEOs were made in February 2026. Those decisions are summarized under
"2026 Compensation Decisions" on page 32 and will be discussed in further detail in the proxy statement for our 2027 meeting.

Management's Role in Determining Executive Compensation
The Compensation and Human Capital Committee makes all final decisions regarding NEO compensation, except that the compensation of the Chief Executive Officer is subject to final approval by the independent members of the Board. The Chief Executive
Officer's role in determining executive compensation includes making recommendations on compensation decisions for members of our executive leadership team other than himself after reviewing information provided by our Vice President, Chief Human Resources
Officer and other members of the Human Resources department. Management's role in determining executive compensation includes:
•Developing, summarizing and presenting information and analyses to enable the Compensation and Human Capital Committee to execute its responsibilities, as well as addressing specific requests for information from the Compensation and Human Capital
Committee;
•Attending Compensation and Human Capital Committee meetings as requested to provide information, respond to questions and otherwise assist the Compensation and Human Capital Committee;
•Developing individual NEO bonus plans for consideration by the Compensation and Human Capital Committee, reporting to the
Compensation and Human Capital Committee regarding achievement against the bonus plans and providing recommendations related to the final bonus payout values; and
•Preparing stock-based award recommendations for the Compensation and Human Capital Committee's approval, which includes providing the Compensation and Human Capital Committee with regular updates on run rate (the rate at which stock awards are being awarded under our equity plans) and overhang (a measure of potential earnings dilution from stock awards) levels, and reporting to the Compensation and Human Capital Committee at the end of the performance period regarding the number of performance stock units earned based on achievement of the pre-established goals.
Semler Brossy performs a similar role for the Compensation and Human Capital Committee with respect to compensation recommendations for the Chief Executive Officer and the non-employee directors.

2025 Compensation Decisions
In February 2025, the Compensation and Human Capital Committee reviewed and approved the 2025 cash compensation levels for our then NEOs other than Mr. Lobo after receiving recommendations from Mr. Lobo and our Vice President, Chief Human Resources
Officer. Mr. Wells' 2025 annualized base salary amount of $725,000 and 2025 annualized target bonus opportunity of $616,250 (which was prorated based on his promotion in April 2025, resulting in a prorated 2025 target bonus opportunity of $514,558) were approved by the Compensation and Human Capital Committee in January 2025 in connection with his promotion to Vice President, Chief
Financial Officer in April 2025. Mr. Boehnlein's 2025 annualized base salary amount of $800,000 and 2025 target bonus opportunity of
$800,000 were unchanged from the 2024 annualized levels and were approved by the Compensation and Human Capital Committee in
January 2025 in connection with his transition to his role as Advisor to the Chief Executive Officer. The 2025 cash compensation levels for Mr. Lobo were reviewed and approved by the Compensation and Human Capital Committee and independent directors of the Board after they received recommendations from Semler Brossy. The recommendations and ultimate 2025 cash compensation levels for all of the NEOs reflected subjective evaluations and decisions based on the scope of each NEO's responsibilities in his current role, the level of performance in 2024 of the business areas for which he was responsible (if applicable), his time and proficiency in the job, comparisons of pay levels relative to similar positions within the Company (if applicable) and consideration of the other factors described under "Executive Compensation Philosophy" on page 20. The following table summarizes the annualized 2025 base salary
(effective as of March 1, 2025), the 2025 target bonus and the respective percentage increase relative to 2024 for both of those amounts for each NEO other than Mr. Wells and Mr. Boehnlein whose 2025 cash compensation levels are described earlier in this section:

Name	2025 Annualized Base Salary ($)	% Increase Relative to 2024	2025 Target Bonus ($)	% Increase Relative to 2024
Kevin A. Lobo .....................	1,500,000	3.4%	2,250,000	3.4%
Spencer S. Stiles ...............	800,000	6.0%	760,000	11.8%
J. Andrew Pierce ................	800,000	6.0%	760,000	11.8%
Viju S. Menon .....................	680,000	4.6%	578,000	4.6%
In addition, performance stock units and stock options were awarded to all of the NEOs other than Mr. Boehnlein in February 2025.
See "Long-Term Incentive Compensation" beginning on page 26. Prior to his promotion to Vice President, Chief Financial Officer, Mr.
Wells also received a cash award and a stock award in January 2025 at the conclusion of his tenure as the leader of one our internal employee resource groups, which is consistent with our practice for leadership roles of such groups.

2025 Compensation Elements
Each of the compensation elements and its purpose is described below.
Base Salary: Base salary is provided to our NEOs to compensate them for the basic value of their job, their time and proficiency in the position and the value of their job relative to other positions in the Company. We review each NEO's salary and performance annually and make decisions about amounts and adjustments. Factors that are considered in determining the executive's salary include performance, job experience, individual role responsibilities, comparisons among positions internally and market comparison data. Base salary levels for 2025 were approved by the Compensation and Human Capital Committee or, in the case of Mr. Lobo, the independent members of the Board.
Annual Bonus: Individually structured short-term bonus plans under our Executive Bonus Plan are intended to motivate and reward our NEOs for achieving and exceeding specific annual performance goals. The Compensation and Human Capital Committee approved the 2025 bonus plan target opportunities, bonus plan goals and actual bonus payments for our NEOs other than Mr. Lobo whose 2025 bonus plan target opportunity, bonus plan goals and actual bonus payment were approved by the independent directors of the Board.
The primary focus of the 2025 bonus goals for our NEOs was total Stryker performance. In the case of Mr. Stiles and Mr. Pierce, the bonus goals also focused on the performance of the groups for which they were responsible. In addition, a potential modifier to the total bonus payout was included in each NEO's bonus plan, which considered progress toward our CR commitments. The Compensation and Human Capital Committee also considered quality and compliance performance in 2025 when determining final bonus payouts for the NEOs.
For 2025, each NEO's bonus plan designated that adjusted consolidated operating income of approximately $5.21 billion (equal to 80%
of the target adjusted consolidated operating income amount in the core bonus) had to be achieved before any portion of the bonus could be earned. In addition, each measure in our NEOs' bonus plans designated a threshold level of performance that had to be achieved before any bonus could begin to be earned for that measure. Each 2025 bonus plan included an opportunity to earn an overachievement bonus of up to an additional 100% of target bonus, which is included in the "Maximum Bonus Opportunity" column in the table below, if 2025 goals for sales on a constant currency basis, adjusted operating income and adjusted net earnings per diluted share were achieved. The maximum payout that could be earned under the NEO bonus plans was 200% of the target bonus opportunity.
The 2025 bonus plan goals were originally approved by the Compensation and Human Capital Committee in early February 2025 but were revised later in the year to reflect the divestiture of the majority of our Spinal Implants business and to include the projected performance of Inari Medical, Inc. from the date of its acquisition in mid-February 2025. Sales on a constant currency basis excludes the impact of changes in foreign currency exchange rates that affect the comparability and trend of sales. Sales on a constant currency basis is calculated by translating the actual results at the foreign currency exchange rate used when establishing the target amounts.
Adjusted operating income and adjusted operating income margin include adjustments for certain items that may not be indicative of, or are unrelated to, our core operating results. Free cash flow excluding recall payments is calculated by adjusting cash provided by operating activities by the amount of purchases of property, plant and equipment and proceeds from long-lived asset disposals and removing the impact of certain legal settlements and recall payments. When calculating payouts related to sales on a constant currency basis, adjusted operating income and adjusted operating income margin (for purposes of the core bonus measure), the impact of acquisitions that occur after the target amounts are established is typically excluded. Adjusted operating income, adjusted operating income margin, adjusted net earnings per diluted share and free cash flow excluding recall payments are non-GAAP financial measures. Information with respect to adjustments made to GAAP operating income, GAAP net earnings per diluted share and GAAP cash provided from operating activities in 2025, which resulted in the adjusted consolidated operating income, adjusted net earnings per diluted share and free cash flow excluding recall payments, respectively, used in the calculation of the NEOs' bonus awards, is described under "2025 Bonus Plans" beginning on page 23 and "Appendix A — Reconciliation of the Most Directly Comparable GAAP
Measure to Non-GAAP Financial Measure."
For any overachievement payout to occur for any performance measure, adjusted consolidated operating income margin performance had to be equal to or greater than the target goal. The impact of changes in foreign currency exchange rates as well as the impact of any acquisitions and divestitures that occurred during the year after the establishment of the bonus goals are included in the measurement of adjusted operating income margin for purposes of determining overachievement eligibility.
The value of bonus payments for bonus eligible employees, including the NEOs, by their nature have the effect of reducing adjusted operating income margin performance. As a result, adjusted operating income margin performance has the potential to impact the level of overachievement payouts that can be made in bonus plans throughout the Company, including those of the NEOs, such that the aggregate overachievement payouts across the Company, if any, would result in adjusted operating income margin performance not being below the respective goal.
The individual NEO bonus plans are discussed in detail under "2025 Bonus Plans" below.
Under our Executive Bonus Plan, the Board and Compensation and Human Capital Committee may make adjustments to final bonus determinations within the framework of the maximum bonuses that can be awarded under the terms of the Executive Bonus Plan.
The table below provides the target bonus, maximum potential bonus reflecting the overachievement award opportunity discussed above, actual bonus payment and actual bonus payment as a percentage of target for each NEO in 2025:

Name	Target Bonus ($)	Maximum Bonus Opportunity ($)	Actual Bonus Payment ($)	Actual Bonus Payment as Percentage of Target
Kevin A. Lobo ......................	2,250,000	4,500,000	2,250,000	100.0%
Preston W. Wells ................	514,558	1,029,116	514,558	100.0%
Spencer S. Stiles ................	760,000	1,520,000	760,000	100.0%
J. Andrew Pierce ................	760,000	1,520,000	754,148	99.2%
Viju S. Menon ......................	578,000	1,156,000	578,000	100.0%
Glenn S. Boehnlein ............	800,000	1,600,000	800,000	100.0%
Our Executive Bonus Plan has a recoupment provision that is applicable in the event of either a material restatement of our financial statements as a result of misconduct or an officer's material misconduct or negligence that results in a material violation of a law or regulation or material Company policy. See "Recoupment and Clawback Policies" on page 31 for information regarding our recoupment policy that applies to all cash and equity incentive awards (including all time-vesting equity awards) and payments made pursuant to awards granted to elected corporate officers after 2014 as well as our clawback policy related to the recovery of incentive-based compensation for executive officers that complies with SEC rules and NYSE listing standards and was approved by our Board in
October 2023.
Why We Chose Particular Performance Metrics and Goals
We generally established our 2025 bonus goals with a focus on our projected financial performance for the year and comparison to actual outcomes in 2024. We used sales, earnings and cash flow goals as the primary measures in the NEO bonus plans for the following reasons:
•These are key measures that are the objectives of our strategic plan;
•These metrics focus our NEOs on growth, profitability and cash generation/utilization, which are important for our long-term success;
•The goals for these metrics generally align with our financial projections; and
•We believe these are primary measures our investors monitor in evaluating our performance and making investment decisions regarding Stryker stock.
2025 Bonus Plans
The 2025 annual bonus goals and weightings for the NEOs are shown in the tables on pages 25 through 26. The following information is relevant to an understanding of those tables:
•Adjusted consolidated operating income of approximately $5.21 billion (equal to 80% of the target adjusted consolidated operating income amount in the core bonus) had to be achieved before any portion of the bonus could be earned.
•Threshold is the performance required before any bonus accrues. Performance below the threshold level results in no bonus payment for that performance measure. Results for all quantitative bonus measures are prorated between threshold and target.
For core bonus measures, meeting the threshold goal results in the payment of 50% of the bonus opportunity for that particular measure and meeting the target goal results in the payment of 100% of the bonus opportunity for the particular measure.
•Payout for each overachievement measure generally begins when performance exceeds the projected full-year value for the respective measure and is prorated between the threshold and target overachievement levels. Performance that is equal to or less than the threshold overachievement level results in no overachievement bonus payment for that performance measure. If the adjusted operating income margin goal is not achieved, then an overachievement bonus payment cannot occur for any performance measure.
•The goals for quantitative performance measures are expressed as a percentage change from 2024 actual results to show the degree of change relative to the prior year to achieve bonus plan payment levels. For sales on a constant currency basis, adjusted operating income and adjusted operating income margin, the 2024 actual results used in the calculation of the percentage change include the impact of both acquisitions that occurred in 2024 and changes in foreign currency exchange rates during 2024. We believe including these amounts in the 2024 actual results provides a more appropriate baseline for comparing to the 2025 goals.
•Bonus plan goals are based on the Company's financial results as reported in conformance with GAAP but may be adjusted at the Compensation and Human Capital Committee's discretion to reflect the impact of specified corporate transactions, changes in foreign currency exchange rates, accounting or tax changes and items that may not be indicative of, or are unrelated to, our core operating results so that the operating results of the Company are calculated on a comparable basis from year to year. The
2025 bonus plan goals were originally approved by the Compensation and Human Capital Committee in early February 2025 but were revised later in the year to reflect the divestiture of the majority of our Spinal Implants business and to include the projected performance of Inari Medical, Inc. from the date of its acquisition in mid-February 2025.

Information with respect to adjustments made to GAAP operating income in 2025 that resulted in the adjusted consolidated operating income used in the calculation of the NEOs' bonus awards is set forth in the following reconciliation (dollar values in millions), with adjustments made on a similar basis when determining the adjusted group operating income used in the calculation of the 2025 bonus awards for Mr. Pierce and Mr. Stiles:

Item	Year Ended December 31, 2025
Operating income, as reported	$4,889
Inventory stepped-up to fair value	173
Other acquisition and integration-related costs	335
Amortization of purchased intangible assets	732
Structural optimization and other special charges	191
Goodwill and other impairments	170
Medical device regulations	38
Recall-related matters	58
Regulatory and legal matters	17
Net currency adjustments	7
Operating income attributable to acquisitions and divestitures that occurred during 2025	4
Adjusted operating income for bonus calculation	$6,614
Information with respect to adjustments made to GAAP cash provided from operating activities in 2025 that resulted in the free cash flow excluding recall payments used in the calculation of the NEOs' bonus awards is set forth in the following reconciliation
(dollar values in millions):

Item	Year Ended December 31, 2025
Cash provided by operating activities	$5,044
Purchases of property, plant and equipment	(761)
Recall payments	18
Free cash flow excluding recall payments for bonus calculation	$4,301
•Refer to "Appendix A — Reconciliation of the Most Directly Comparable GAAP Measure to Non-GAAP Financial Measure" for
information with respect to adjustments made to GAAP net earnings per diluted share in 2025 that resulted in the adjusted net earnings per diluted share used in the calculation of the NEOs' bonus awards.
•The total bonus payout was subject to a potential adjustment of up to +/-10% based on progress toward certain CR commitments.

Bonus Plan for Mr. Lobo, Mr. Wells, Mr. Menon and Mr. Boehnlein

	2025 Threshold		2025 Target		2025 Actual Performance
	Threshold	Goal as % Change of 2024 Actual	Target	Goal as % Change of 2024 Actual	Performance Level	Calculated Payout
Core Bonus Potential(1):
Adjusted operating income (20%) ....................................	$5.857 bil.	2.5%	$6.507 bil.	13.9%	$6.614 bil.	20.0%
Adjusted operating income margin (20%) .......................	26.24%	3.8%	26.44%	4.5%	26.47%	20.0%
Constant currency sales (40%) .........................................	$23.382 bil.	3.5%	$24.612 bil.	8.9%	$24.990 bil.	40.0%
Free cash flow excluding recall payments (20%) ...........	$2.954 bil.	(16.8)%	$3.693 bil.	4.0%	$4.301 bil.	20.0%

Overachievement Bonus Potential(1):
Adjusted operating income (35%)(2) .................................	$6.507 bil.	13.9%	$6.833 bil.	19.6%	$6.614 bil.	0.0%
Constant currency sales (35%)(2) ......................................	$24.612 bil.	8.9%	$25.597 bil.	13.3%	$24.990 bil.	0.0%
Adjusted net earnings per diluted share (30%)(2) ...........	$13.24	8.6%	$14.03	15.1%	$13.63	0.0%

Potential Bonus Payout Modifier(1)(3):
Progress toward certain CR commitments (+/- 10%) .....	—	—	—	—	See note 3 below	0.0%

			Total Payout, as % of Target:			100.0%
______________
(1)The target weighting for each performance measure is noted in parentheses next to each measure.
(2)The consolidated adjusted operating income margin target goal of 26.44% was not achieved when measured on the basis that includes the impact of changes in foreign currency exchange rates as well as the impact of any acquisitions and divestitures. As a result, there was no payout related to any overachievement bonus measure.
(3)The Compensation and Human Capital Committee determined not to apply any adjustment to the bonus payouts for the NEOs based on progress toward CR commitments.
Bonus Plan for Mr. Stiles

	2025 Threshold		2025 Target		2025 Actual Performance
	Threshold	Goal as % Change of 2024 Actual	Target	Goal as % Change of 2024 Actual	Performance Level	Calculated Payout
Core Bonus Potential(1)(2):
Adjusted operating income - group (10%) .................................	$2.408 bil.	(2.7)%	$2.675 bil.	8.1%	$2.780 bil.	10.0%
Adjusted operating income - consolidated (10%) .....................	$5.857 bil.	2.5%	$6.507 bil.	13.9%	$6.614 bil.	10.0%
Adjusted operating income margin - consolidated (20%) ........	26.24%	3.8%	26.44%	4.5%	26.47%	20.0%
Constant currency sales - group (20%) ......................................	$8.699 bil.	(4.2)%	$9.157 bil.	0.9%	$9.405 bil.	20.0%
Constant currency sales - consolidated (20%) .........................	$23.382 bil.	3.5%	$24.612 bil.	8.9%	$24.990 bil.	20.0%
Free cash flow excluding recall payments (20%) .....................	$2.954 bil.	(16.8)%	$3.693 bil.	4.0%	$4.301 bil.	20.0%

Overachievement Bonus Potential(1)(2):
Adjusted operating income - group (17.5%)(3) ...........................	$2.675 bil.	8.1%	$2.889 bil.	16.8%	$2.780 bil.	0.0%
Adjusted operating income - consolidated (17.5%)(3) ..............	$6.507 bil.	13.9%	$6.833 bil.	19.6%	$6.614 bil.	0.0%
Constant currency sales - group (17.5%)(3) ...............................	$9.157 bil.	0.9%	$9.615 bil.	5.9%	$9.405 bil.	0.0%
Constant currency sales - consolidated (17.5%)(3) ...................	$24.612 bil.	8.9%	$25.597 bil.	13.3%	$24.990 bil.	0.0%
Adjusted net earnings per diluted share (30%)(3) ......................	$13.24	8.6%	$14.03	15.1%	$13.63	0.0%

Potential Bonus Payout Modifier(1)(4):
Progress toward certain CR commitments (+/- 10%) ..............	—	—	—	—	See note 4 below	0.0%

			Total Payout, as % of Target:			100.0%
______________
(1)The target weighting for each performance measure is noted in parentheses next to each measure.
(2)Goals labeled as group are specific to the Orthopaedics Group that reported to Mr. Stiles.
(3)The consolidated adjusted operating income margin target goal of 26.44% was not achieved when measured on the basis that includes the impact of changes in foreign currency exchange rates as well as the impact of any acquisitions and divestitures. As a result, there was no payout related to any overachievement bonus measure.
(4)The Compensation and Human Capital Committee determined not to apply any adjustment to the bonus payouts for the NEOs based on progress toward CR commitments.

Bonus Plan for Mr. Pierce

	2025 Threshold		2025 Target		2025 Actual Performance
	Threshold	Goal as % Change of 2024 Actual	Target	Goal as % Change of 2024 Actual	Performance Level	Calculated Payout
Core Bonus Potential(1)(2):
Adjusted operating income - group (10%) ..................................	$4.457 bil.	4.8%	$4.952 bil.	16.4%	$4.876 bil.	9.2%
Adjusted operating income - consolidated (10%) ......................	$5.857 bil.	2.5%	$6.507 bil.	13.9%	$6.614 bil.	10.0%
Adjusted operating income margin - consolidated (20%) .........	26.24%	3.8%	26.44%	4.5%	26.47%	20.0%
Constant currency sales - group (20%) .......................................	$14.683 bil.	8.6%	$15.456 bil.	14.3%	$15.586 bil.	20.0%
Constant currency sales - consolidated (20%) ...........................	$23.382 bil.	3.5%	$24.612 bil.	8.9%	$24.990 bil.	20.0%
Free cash flow excluding recall payments (20%) ......................	$2.954 bil.	(16.8)%	$3.693 bil.	4.0%	$4.301 bil.	20.0%

Overachievement Bonus Potential(1)(2):
Adjusted operating income - group (17.5%)(3) ............................	$4.952 bil.	16.4%	$5.348 bil.	25.7%	$4.876 bil.	0.0%
Adjusted operating income - consolidated (17.5%)(3) ................	$6.507 bil.	13.9%	$6.833 bil.	19.6%	$6.614 bil.	0.0%
Constant currency sales - group (17.5%)(3) ................................	$15.456 bil.	14.3%	$16.228 bil.	20.0%	$15.586 bil.	0.0%
Constant currency sales - consolidated (17.5%)(3) ....................	$24.612 bil.	8.9%	$25.597 bil.	13.3%	$24.990 bil.	0.0%
Adjusted net earnings per diluted share (30%)(3) .......................	$13.24	8.6%	$14.03	15.1%	$13.63	0.0%

Potential Bonus Payout Modifier(1)(4):
Progress toward certain CR commitments (+/- 10%) ................	—	—	—	—	See note 4 below	0.0%

			Total Payout, as % of Target:			99.2%
______________
(1)The target weighting for each performance measure is noted in parentheses next to each measure.
(2)Goals labeled as group are specific to the MedSurg and Neurotechnology Group that reports to Mr. Pierce.
(3)The consolidated adjusted operating income margin target goal of 26.44% was not achieved when measured on the basis that includes the impact of changes in foreign currency exchange rates as well as the impact of any acquisitions and divestitures. As a result, there was no payout related to any overachievement bonus measure.
(4)The Compensation and Human Capital Committee determined not to apply any adjustment to the bonus payouts for the NEOs based on progress toward CR commitments.
Long-Term Incentive Compensation: In February 2025, our NEOs other than Mr. Boehnlein were awarded performance stock units and stock options. The target long-term incentive value mix for our NEOs is weighted more toward performance stock units than stock options. See “Primary Compensation Elements” under the "Summary Compensation Table" on page 33. Additionally, Mr. Wells received a stock award in January 2025 at the conclusion of his tenure as the leader of one our internal employee resource groups, which is consistent with our practice for leadership roles of such groups.
The performance stock units granted to our NEOs on February 5, 2025 ("2025 PSUs") will be earned based on the achievement of a pre-established threshold level of three-year average adjusted net earnings per diluted share growth of 2.0% or greater as of the last day of the performance period, with the actual number of shares earned being determined based on the actual average adjusted net earnings per diluted share growth as well as average reported net sales growth performance relative to a comparison group of companies over the January 1, 2025 to December 31, 2027 performance period as shown in the table below:

Average Adjusted Net Earnings Per Diluted Share Growth	Below Minimum	Minimum	Target	Maximum
Goal	< 7.0%	7.0%	9.0% to 10.0%	12.0%
Payout Level, as % of Target	0	50	100	200

Relative Average Reported Net Sales Growth	Below Minimum	Minimum	Target	Maximum
Goal (Percentile Ranking)	Below 33rd	33rd	50th	75th and Above
Payout Level, as % of Target	0	50	100	200
The following is the comparison group of 17 companies that will be used when determining the relative average reported net sales growth performance for the 2025 PSUs:

Abbott Laboratories	GE HealthCare Technologies Inc.	Siemens Healthineers AG
Baxter International Inc.	Johnson & Johnson (MedTech Segment)	Smith & Nephew plc
Becton, Dickinson and Company	Labcorp Holdings Inc.	Solventum Corporation
Boston Scientific Corporation	Medtronic plc	Thermo Fisher Scientific Inc.
Danaher Corporation	Quest Diagnostics Incorporated	Zimmer Biomet Holdings, Inc.
Fresenius Medical Care AG	Royal Philips (combined segments of Diagnosis & Treatment and Connected Care)

Any earned 2025 PSUs will vest and, along with any associated dividend equivalents, be settled in Common Stock in March 2028 following completion of the three-year performance period. The number of 2025 PSUs ultimately earned can range from 0% to 200% of the target award.
The stock options granted on February 5, 2025 to our NEOs have an exercise price of $392.39 per share. The exercise price for the stock options granted to our NEOs is equal to the closing price of our Common Stock as reported for NYSE Composite Transactions on the last trading day before the grant date. Such stock options have ten-year terms, vest as to 20% of the underlying shares on each of the first five anniversaries of the grant date and are subject to the other terms and conditions generally applicable to stock options granted to other key employees. Our equity incentive plans prohibit repricing stock options without shareholder approval.
The details of the 2025 stock award grants to the NEOs are provided in the "2025 Grants of Plan-Based Awards" table on page 35.
Stock awards in 2025 for other key employees generally consisted of stock options and restricted stock units. Performance stock units, stock options and restricted stock units are granted to provide employees with a personal financial interest in Stryker's long-term success, encourage retention through vesting provisions and enable us to compete for the services of employees in an extremely competitive market and industry. Objectives of the long-term incentive portion of our compensation package include:
•Aligning the personal and financial interests of management and other employees with shareholder interests;
•Balancing near-term considerations with a focus on improving the business and creating shareholder value over the long-term;
and
•Providing a means to attract, motivate and retain a skilled management team.
Management made recommendations to the Compensation and Human Capital Committee about the stock award levels and terms for the NEOs other than the Chief Executive Officer, recommendations for whom were made by Semler Brossy to the Compensation and
Human Capital Committee. The stock award levels for the NEOs other than the Chief Executive Officer were approved by the
Compensation and Human Capital Committee after receiving recommendations from the Chief Executive Officer, and for the Chief
Executive Officer were approved by the Compensation and Human Capital Committee subject to final approval by the independent members of the Board, which subsequently occurred. A number of factors are considered in determining the stock award levels for the
NEOs, but the final award is ultimately a subjective decision. While the Compensation and Human Capital Committee did not apply specific performance measures or weightings to determine the individual NEO awards of performance stock units and stock options in
2025, factors considered included the level of responsibility and position within the Company, demonstrated performance over time, value to our future success, the level of retention value from prior awards, Company and business area performance in recent years, comparisons among positions internally, market comparison data and the other factors described under "Executive Compensation
Philosophy" on page 20. The Compensation and Human Capital Committee also considered, in the aggregate for the Company, share availability under our equity plans, annual run rate, the financial expense of stock awards and potential shareholder dilution.
The terms and conditions of our stock awards include recoupment provisions that are applicable in the event of a violation of the non-
compete agreement to which each recipient has agreed. See "Recoupment and Clawback Policies" on page 31 for information regarding our recoupment policy that applies to all cash and equity incentive awards (including all time-vesting equity awards) and payments made pursuant to awards granted to elected corporate officers after 2014 as well as our clawback policy related to the recovery of incentive-based compensation for executive officers that complies with SEC rules and NYSE listing standards and was approved by our Board in October 2023.
2023 Performance Stock Units: Results for the 2023-2025 Performance Period
In 2023, the Company granted performance stock units to members of our then executive leadership team. The vesting of all 2023 performance stock units ("2023 PSUs") was contingent on the achievement of certain specified performance metrics over a three-year performance period from January 1, 2023 to December 31, 2025. The 2023 PSUs were subject to a threshold performance target of the
Company’s achievement of average adjusted net earnings per diluted share growth of 2.0% or greater as of the last day of the performance period (the "Threshold Performance Target"). The Compensation and Human Capital Committee chose this measure as the Threshold Performance Target for the 2023 PSUs in order to require that a minimum level of earnings growth be achieved before any portion of the 2023 PSUs would vest. If the Threshold Performance Target was achieved, grantees would become eligible to vest in up to 200% of their 2023 PSUs, subject to further achievement of two equally weighted financial measures (average adjusted net earnings per diluted share growth and average reported net sales growth relative to a comparison group of companies) over the same three-year performance period. The Compensation and Human Capital Committee chose these as measures for the 2023 PSUs in order to focus the executive leadership team on longer-term growth and profitability. The Compensation and Human Capital Committee also believed that it was important to have a measure that assessed the Company's growth on a relative basis, which resulted in the use of average reported net sales growth relative to a comparison group. We believe our investors monitor these measures in evaluating our performance and making investment decisions regarding Stryker stock.
Following the completion of the three-year performance period, the Compensation and Human Capital Committee determined in March
2026 that the Threshold Performance Target had been achieved and, accordingly, our NEOs were eligible to vest in up to 200% of their
2023 PSUs. Under the terms of the 2023 PSUs, once the Threshold Performance Target is achieved, the Compensation and Human

Capital Committee can exercise negative discretion to reduce the number of 2023 PSUs that vest for our NEOs. Vesting of 50% of each
NEO's target number of 2023 PSUs was based on the Company's achievement of average reported net sales growth relative to a comparison group of companies and the remaining 50% of each NEO's target number of 2023 PSUs was based on the Company's achievement of average adjusted net earnings per diluted share growth. The 2023 PSUs vested and, along with the associated dividend equivalents, were settled in Common Stock on March 21, 2026.
The following is the comparison group of 18 companies used to determine the relative average reported net sales growth performance for the 2023 PSUs:

Abbott Laboratories	GE HealthCare Technologies Inc.	Siemens Healthineers AG
Agilent Technologies, Inc.	Johnson & Johnson (MedTech Segment)	Smith & Nephew plc
Baxter International Inc.	Labcorp Holdings Inc.	Solventum Corporation
Becton, Dickinson and Company	Medtronic plc	Thermo Fisher Scientific Inc.
Boston Scientific Corporation	Quest Diagnostics Incorporated	Zimmer Biomet Holdings, Inc.
Danaher Corporation	Royal Philips (combined segments of Diagnosis & Treatment and Connected Care)
Fresenius Medical Care AG
These companies were selected for comparison because, at the time the 2023 PSUs were granted, they competed with Stryker for market share and/or executive talent. As permitted by the terms and conditions applicable to the 2023 PSUs, the Compensation and
Human Capital Committee modified the calculation of average reported net sales growth to adjust for distortions caused by significant acquisitions and divestitures involving companies in the comparison group. This adjustment to the calculation of average reported net sales growth is consistent with the methodology that the Compensation and Human Capital Committee has used for other performance stock unit awards, beginning with the 2013 performance stock units.
The table below presents the performance goals, the performance results for average adjusted net earnings per diluted share growth
(to which no changes were made) and for relative average reported net sales growth, as adjusted by the Compensation and Human
Capital Committee as described above, and the calculated payouts for the 2023 PSUs:

Average Adjusted Net Earnings Per Diluted Share Growth	Below Minimum	Minimum	Target	Maximum	Actual
Goal	< 4.0%	4.0%	6.5% to 8.5%	12.0%	13.4%
Earned 2023 PSUs, as % of Target	0	50	100	200	200
Weighted-Average (50%) Earned 2023 PSUs, as % of Target					100

Relative Average Reported Net Sales Growth	Below Minimum	Minimum	Target	Maximum	Actual
Goal (Percentile Ranking)	Below 33rd	33rd	50th	75th and Above	94th
Earned 2023 PSUs as % of Target	0	50	100	200	200
Weighted-Average (50%) Earned 2023 PSUs, as % of Target					100

Total 2023 PSUs earned, as % of Target(1)					200
______________
(1) The value of the earned 2023 PSUs excludes the associated dividend equivalents.
For those NEOs who were granted 2023 PSUs, the number and market value of the 2023 PSUs that have been earned but remained unvested until March 21, 2026 are included in the "Number of Shares or Units of Stock That Have Not Vested" and "Market Value of
Shares or Units of Stock That Have Not Vested" columns of the "Outstanding Equity Awards at 2025 Fiscal Year-End" table on page
37.
Retirement Plans: We offer a defined contribution 401(k) plan — the Stryker Corporation 401(k) Savings and Retirement Plan ("401(k)
Plan") — that is available to all eligible U.S. employees, including the NEOs, as well as a nonqualified supplemental defined contribution plan — the Stryker Corporation Supplemental Savings and Retirement Plan ("Supplemental Plan") — in which certain employees, including the NEOs, may participate. The purpose of these plans is to assist our employees and executives with retirement income savings and increase the attractiveness of employment at Stryker. The Supplemental Plan is designed to provide a consistent level of benefit as a percentage of current compensation by restoring benefits that would otherwise be limited due to the covered compensation limits under the tax-qualified 401(k) Plan. The amounts of the Company's matching contribution to the accounts of each NEO are determined by the NEO's eligible compensation and individual contribution rate. Participants may contribute up to 75% of total eligible compensation (salary and bonus for the NEOs) under the 401(k) Plan and Supplemental Plan. Under the 401(k) Plan, we match fifty cents per dollar of the first 8% of compensation contributed by the employee up to the Internal Revenue Code limits ($23,500 annual deferral and $350,000 compensation in 2025). In addition to the Company match, the Company has historically made a discretionary contribution in March of each year equal to 7% of the prior year's eligible compensation for all employees eligible under the 401(k) Plan and Supplemental Plan, including the NEOs. The amounts contributed under the 401(k) Plan and the Supplemental Plan for 2025 on behalf of each NEO are included in the "All Other Compensation" column of the "Summary Compensation Table" on page 33.
Additionally, the amounts contributed under the Supplemental Plan for 2025 on behalf of each NEO and their account balance under the Supplemental Plan, along with a description of the 401(k) Plan and Supplemental Plan, are provided in the table on page 38 and the associated narrative.
We have defined benefit pension programs for some employees in certain international locations; however, no NEO participates in any defined benefit pension plan sponsored by Stryker.

Health and Welfare Benefits Plans: We provide benefits, such as medical, prescription, dental, vision, life insurance and disability coverage, to each NEO under the same benefits plans that we offer to all our eligible U.S.-based employees. The benefits plans are part of our overall total compensation offering and provide appropriate healthcare coverage and security for our employees and their families at costs affordable to the Company. The Company does not pay for any form of post-retirement healthcare benefits for any employee.
Perquisites: We provide limited perquisites and personal benefits based on considerations unique to each NEO position. We believe our practices regarding perquisites are conservative to market. In 2025, we paid for costs associated with an executive physical examination for all of our NEOs who had such an examination. The Board approved a financial counseling benefit for our NEOs, other than Mr. Boehnlein, and other members of senior management beginning in July 2025. The maximum annualized value of this benefit is
$16,000 and it was prorated for 2025. The Board believes the financial counseling benefit enhances the financial wellness of the NEOs and members of senior management by providing for professional assistance with complex financial planning situations and allows participants to maintain focus on their roles at Stryker. Mr. Boehnlein received a gift in connection with attendance of a Company event and gifts in connection with his announced retirement from the Company.
In addition, we have a policy, which was approved by the independent directors of the Board, that provides for the personal use of aircraft by Mr. Lobo and his immediate family members. The Board believes the policy maximizes the efficient use of Mr. Lobo's travel time and helps to ensure his personal security and safety. Mr. Lobo is the only Stryker executive allowed to use aircraft for personal use. Such personal use is subject to an annual hour limitation of 60 hours. The annual hour limitation and the actual personal use by
Mr. Lobo and his immediate family members is reviewed annually by the Board. The benefit to Mr. Lobo associated with personal use of aircraft is imputed as income for tax purposes at Standard Industry Fare Level rates and he is responsible for paying the associated taxes.
In accordance with SEC disclosure requirements, the perquisites and other personal benefits are included in the "All Other
Compensation" column of the "Summary Compensation Table" for 2025 on page 33 and are identified for Mr. Lobo, Mr. Menon, and Mr.
Boehnlein, who were the only NEOs for whom the total value was $10,000 or greater.

Impact of Decisions Regarding One Compensation Element on Decisions Regarding Other Compensation Elements
Our practice is to review each NEO's compensation elements individually and monitor the total of the various elements. We consider each element and the total against our compensation objectives as stated in our executive compensation philosophy. Decisions related to one compensation element (e.g., bonus payment earned) generally do not materially affect decisions regarding any other element
(e.g., stock award grants) because the objectives of each element differ. For example, we intend bonus payments to reward short-term performance for achievement of annual bonus plan goals, while we make decisions related to stock awards to align the interests of the recipients with the Company's long-term performance and enhance our retention hold on recipients.
Our 401(k) Plan and Supplemental Plan are funded on an annual basis and do not result in potential future liabilities to the Company.
Decisions about these plans do not impact outcomes related to salary or bonus decisions for our NEOs and vice versa.
Positions at higher levels at Stryker generally have a greater emphasis on variable pay elements of bonus and stock awards, although no specific formula, schedule or structure is currently applied in establishing the percentage of total compensation delivered through any compensation element.

Equity Plans and Equity-Based Compensation Award Granting Policy
The Company provides the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. We have adopted a granting policy covering all stock awards (including stock options), both off-cycle (including hire-on) and ongoing annual grants. Under the policy, stock awards are granted by the Compensation and Human Capital Committee, subject to approval by the Board in the case of grants to non-employee directors, and approval by the independent directors of the Board in the case of grants to the Chief Executive Officer. Generally, the granting of stock awards occurs on a pre-determined schedule, as described below. The Compensation and Human Capital Committee has delegated to the Chief
Executive Officer the authority to make "off-cycle grants" to new employees as a result of the acquisition of another company, in situations where we are seeking to attract a senior level hire or recognize an employee for significant achievements or in other special circumstances. In 2025 we made off-cycle grants to new hires, including those who became employees as a result of an acquisition, and to select employees to recognize significant achievements and create retention incentives. Annual limits for off-cycle grants are defined both per individual employee (20,000 shares) and in the aggregate (300,000 shares), with shares issuable in connection with awards other than stock options being counted against such limits as 2.86 shares under our 2011 Long-Term Incentive Plan, as amended or restated from time to time (the "2011 Plan").
The fair market value of Stryker stock used to establish the exercise price of all options is the closing sales price per share as reported for NYSE Composite Transactions for the last trading day prior to the grant date. No stock grant is backdated and the timing of the public release of material information or the grant of any stock award is not established with the intent of unduly benefiting a grantee under a stock award. The Compensation and Human Capital Committee and, with respect to the Chief Executive Officer’s stock awards, the independent directors of the Board, do not take material nonpublic information into account when determining the timing and terms of stock awards. Instead, the timing of grants is in accordance with the compensation cycle described below. Each annual grant and off-cycle grant of equity-based compensation is awarded on a pre-determined date as follows:
•The annual grant of stock awards for employees is generally made on the date of the February meeting of the Board. The annual grant of stock awards for non-employee directors is generally made on the date of the Board meeting that coincides with our annual meeting of shareholders. Any change in the annual grant date for employees or non-employee directors must be made with the prior approval of the Board.
•Off-cycle awards may be granted by the Chief Executive Officer, pursuant to delegated authority from the Compensation and
Human Capital Committee, on or around the first business day of May, August or November following the date of hire or the determination that an award is warranted in other circumstances. Off-cycle awards are reported to the Compensation and
Human Capital Committee and the Board at their next regular meetings.
The stock awards to our NEOs have historically included performance stock units, stock options, and occasionally, restricted stock units. Where permissible by law, we require U.S. employees who receive stock awards to sign a version of the Company's confidentiality, non-competition and non-solicitation agreement. The terms and conditions of our stock awards include recoupment provisions that are applicable in the event of a violation of the non-compete agreement to which each of our NEOs has agreed.
The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation. Any coordination between a grant of stock awards and the release of information that could be expected to affect such grant’s value is generally precluded by the granting policy and pre-determined schedule, using the methodology described above.
The information in the table below is provided in accordance with Item 402(x)(2) of Regulation S-K regarding the grant of stock options in 2025 within four business days before, or within one business day after, the filing of a report on Forms 10-K, 10-Q, or 8-K disclosing material nonpublic information. The stock options included in the table were granted on February 5, 2025 as part of the annual grant of stock awards, which occurred within four business days of the Form 8-K that was filed on February 10, 2025 that disclosed the details of a public debt offering.

Name	Grant Date	Number of Securities Underlying Award (#)	Exercise Price ($/sh)	Grant Date Fair Value ($)
Percentage Change in the Closing Market Price of
the Securities Underlying the Award Between the
Trading Day Ending Immediately Prior to the
Disclosure of Material Nonpublic Information and the
Trading Day Beginning Immediately Following the
Disclosure of Material Nonpublic Information

Kevin A. Lobo	2/5/2025	48,936	392.39	6,920,781	(0.2)%
Preston W. Wells	2/5/2025	9,176	392.39	1,297,717	(0.2)%
Spencer S. Stiles	2/5/2025	13,458	392.39	1,903,300	(0.2)%
J. Andrew Pierce	2/5/2025	13,458	392.39	1,903,300	(0.2)%
Viju S. Menon	2/5/2025	8,258	392.39	1,167,889	(0.2)%

Executive and Non-Employee Director Stock Ownership Guidelines
Encouraging long-term ownership of Stryker stock among our management and directors is an important aspect of our executive compensation policies and practices. This reflects our conviction that all senior executives and non-employee directors should have meaningful share ownership positions in the Company to reinforce the alignment of the interests of management and our shareholders.
Stryker has stock ownership guidelines in place for all non-employee directors, executive leadership team members and select other senior management positions in the Company. The policy provides that 25% of the net shares from option exercises cannot be sold until the participant exceeds the applicable ownership guideline. Executives and non-employee directors in compliance with the ownership guidelines may generally exercise stock options and sell the underlying shares, once vested, as long as they continue to meet the ownership guidelines. In 2025, our stock ownership requirements for our non-employee directors and NEOs were:

Position	Market Value of Stock Owned	Expected Time Period to Comply
Non-Employee Directors	$600,000	5 years
Chief Executive Officer	5 times salary	5 years
Other NEOs	3 times salary	5 years
For stock ownership guideline calculation purposes, stock owned includes shares owned outright, including 401(k) Plan shares, as well as restricted stock units awarded (for employees, using an estimate of the net number of shares to be received after taxes; for non-
employee directors, using the entire awarded amount as the Company generally does not withhold taxes upon vesting for non-
employee directors), but does not include outstanding performance stock units or stock options. The Compensation and Human Capital
Committee receives an annual update from management on compliance with the ownership guidelines. As of December 31, 2025, all of our non-employee directors and all of the NEOs subject to the ownership guidelines at that time were at or above the applicable stock ownership guideline requirement or projected to be by their targeted compliance date. The Compensation and Human Capital
Committee periodically reviews the guideline requirements to ensure they continue to be appropriate.

Prohibition of Hedging and Pledging Transactions
The Company has adopted an insider trading policy governing the purchase, sale and/or other disposition of the Company’s securities that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. Our
Insider Trading Guidelines prohibit short sales of and option trading on Stryker stock and prohibit our directors and officers, and other employees of Stryker subject to the Insider Trading Guidelines, and their designees from engaging in hedging transactions, such as (but not limited to) zero-cost collars, equity swaps, exchange funds and forward sale contracts, that may allow such individual to continue to own Stryker securities without the full risks and rewards of ownership. Our Insider Trading Guidelines also prohibit holding Stryker securities in a margin account or otherwise pledging Stryker securities as collateral for a loan, except for Stryker securities that had been pledged as of the effective date of the Insider Trading Guidelines or that already have been pledged at the time an individual becomes subject to the Insider Trading Guidelines. A copy of the Insider Trading Guidelines is filed as Exhibit 19 to our 2025 Annual
Report on Form 10-K for our fiscal year ended December 31, 2025.

Recoupment and Clawback Policies
In 2015, our Board adopted a recoupment policy that applies uniformly to all cash and equity incentive awards (including all time-vesting equity awards) and payments made pursuant to awards granted to our elected corporate officers after 2014. Under this policy, the
Compensation and Human Capital Committee may require recoupment from an elected officer if it determines that it is in the best interest of the Company to do so and the amount of the incentive compensation was based upon the achievement of certain financial results that were subsequently reduced due to a material restatement as a result of misconduct and would have been lower had it been based upon the restated financial results or the elected officer engaged in material misconduct or was negligent in exercising his or her supervisory responsibility to manage or monitor conduct or risks, in each case that resulted in a material violation of a law or regulation or a material Company policy relating to manufacturing, sales or marketing of our products, including improper payments to foreign officials to obtain or retain business, that caused significant harm to the Company. We will publicly disclose recoupment of compensation under this policy in situations where the Board determines that it is in the best interests of the Company and our shareholders to do so.
In October 2023, our Board adopted a separate, mandatory clawback policy in compliance with SEC rules and NYSE listing standards related to the incentive-based compensation recovery provisions of the Dodd-Frank Act. The mandatory clawback policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our NEOs during the three completed fiscal years immediately preceding the date that Stryker is required to prepare an accounting restatement due to Stryker's material noncompliance with any financial reporting requirement under U.S. federal securities laws. As required by the SEC rules and NYSE listing standards, we will publicly disclose the details of any such clawback of incentive-based compensation.

Employment Agreements and Severance Policy
We generally do not provide employment agreements, with the exception of unique circumstances or if such agreements are customary in foreign countries. We have no employment or severance agreement in place with any NEO. We have in the past made, and are likely in the future to make, separation payments to persons who were NEOs based on the specific facts and circumstances.
On January 24, 2025, we entered into a letter agreement with Mr. Boehnlein in connection with his retirement and transition into a non-
executive officer advisory role beginning on April 1, 2025 until March 31, 2026. During the advisory period, Mr. Boehnlein will continue to receive base salary at the annual rate of $800,000, he remained eligible for an incentive bonus opportunity for 2025 based on a target bonus opportunity of $800,000, and he is entitled to receive an advisory period incentive bonus in the amount of $215,000 provided he remains employed in the advisory capacity through March 31, 2026 and continues to support the transition of his roles and responsibilities. Mr. Boehnlein also received a transition services benefit from the Company with a value equal to $53,760. Mr.
Boehnlein did not receive an annual grant of stock awards in February 2025 and is not eligible to receive grants of stock awards during the advisory period.
On January 27, 2025, we entered into a letter agreement with Mr. Wells in connection with his promotion to Vice President, Chief
Financial Officer, effective April 1, 2025, pursuant to which Mr. Wells’ annualized base salary and annualized target bonus opportunity increased to $725,000 and $616,250 (85% of base salary), respectively. His target bonus opportunity in 2025 was prorated based on the start date of his new role. In addition, Mr. Wells received an award of 4,588 performance stock units (at target) and 9,176 stock options in February 2025 with a target aggregate award value of approximately $3,000,000.

Company Tax and Accounting Issues
In general, consideration is given to the tax and accounting treatment of our compensation plans at the time of developing the plans, when making changes to plans, in light of any regulatory changes or when making specific compensation decisions related to individual elements. The accounting treatments considered include any that may apply to amounts awarded or paid to our NEOs. The tax considerations include Sections 162(m) and 409A of the Internal Revenue Code.
Deductibility of Executive Compensation: In evaluating the compensation programs covering our NEOs and making decisions related to payments, the Compensation and Human Capital Committee generally has considered the potential impact on the Company of Section 162(m) of the Internal Revenue Code and the limits of deductibility on compensation in excess of $1 million. The
Compensation and Human Capital Committee generally intends to maximize deductibility of compensation under Section 162(m) to the extent consistent with our overall compensation program objectives, but it may authorize compensation that does not meet the requirements of, or that is not deductible under, Section 162(m), if it determines such payments are appropriate.
Share-Based Compensation: We account for compensation expense from our stock awards in accordance with the Compensation —
Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification ("FASB Codification") that requires companies to measure the cost of employee stock awards based on the grant date fair value and recognize that cost over the period during which a recipient is required to provide services in exchange for the stock awards, typically the vesting period. We consider the impact on the Company's compensation expense when determining and making stock awards.

2026 Compensation Decisions
The table below summarizes the 2026 compensation decisions for the 2025 NEOs other than Mr. Boehnlein. The compensation decisions were made in February 2026 for the NEOs other than Mr. Stiles whose compensation for 2026 was approved by the
Compensation and Human Capital Committee in December 2025 in connection with his promotion to President and Chief Operating
Officer of the Company in January 2026. These decisions will be more fully discussed in the proxy statement for our 2027 annual meeting.

Name	Annualized Base Salary ($)	Target Bonus ($)	Number of Performance Stock Units at Target (#)(1)	Number of Stock Options (#)(2)	Number of Restricted Stock Units (#)(3)
Kevin A. Lobo ......	1,550,000	2,325,000	29,100	58,206	—
Preston W. Wells	800,000	800,000	5,986	11,974	—
Spencer S. Stiles	1,000,000	1,000,000	9,978	19,956	—
J. Andrew Pierce	830,000	788,500	7,650	15,300	2,771
Viju S. Menon .....	710,000	639,000	5,154	10,310	—
______________
(1) Key design features for the 2026 performance stock units include the following:
•In order to earn any shares, a pre-established threshold level of three-year average adjusted net earnings per diluted share growth must be achieved, with the actual number of shares earned based on actual average adjusted net earnings per diluted share growth and average reported net sales growth relative to a comparison group of companies over the three-year performance period;
•Payout range of 0% to 200% of the target award; and
•Settled in Common Stock in early 2029 following the completion of the three-year performance period.
(2) Stock options to purchase shares of the Company's Common Stock were granted at an exercise price of $360.82 per share (the closing price as reported for NYSE Composite Transactions on February 3, 2026, the last trading day before the grant date).
(3) Restricted stock units were granted to Mr. Pierce on February 4, 2026. The restricted stock units award vests one-third on each of March 21, 2027,
March 21, 2028, and March 21, 2029.
COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
The Compensation and Human Capital Committee of the Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, on the basis of such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Giovanni Caforio, M.D., Chair
Mary K. Brainerd
Emmanuel P. Maceda
Sherilyn S. McCoy

Members of the Compensation and Human Capital Committee

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table summarizes all compensation awarded to, earned by or paid to each of the Company's NEOs during each of the last three fiscal years or such shorter number of years that each of them was an NEO. The additional tables that follow the Summary
Compensation Table are intended to be supporting presentations to the Summary Compensation Table. Most compensation elements in the supporting tables are aggregated and included in the Summary Compensation Table. You should refer to the section entitled
"Compensation Discussion and Analysis" beginning on page 19 to help you understand the compensation practices and programs resulting in the compensation elements in these tables. A narrative description of the material factors necessary to understand the information in the Summary Compensation Table is provided following the table.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Kevin A. Lobo(1)	2025	1,491,667	9,764,136	6,920,781	2,250,000	974,911	21,401,495
Chair, Chief Executive	2024	1,441,667	8,699,604	8,003,983	2,936,250	897,865	21,979,369
Officer and President	2023	1,391,667	6,652,884	8,410,645	3,780,000	532,651	20,767,847
Preston W. Wells(2)	2025	653,431	1,841,377	1,297,717	514,558	103,339	4,410,422
Vice President, Chief
Financial Officer
Spencer S. Stiles(3)	2025	792,500	2,685,078	1,903,300	760,000	188,081	6,328,959
Group President,	2024	750,000	2,541,612	2,338,707	917,325	211,695	6,759,339
Orthopaedics	2023	720,833	1,971,068	2,491,904	1,174,500	129,042	6,487,347
J. Andrew Pierce	2025	792,500	2,685,078	1,903,300	754,148	188,081	6,323,107
Group President,	2024	750,000	2,541,612	2,338,707	917,325	211,695	6,759,339
MedSurg and Neurotechnology	2023	720,833	1,971,068	2,491,904	1,174,500	131,544	6,489,849
Viju S. Menon	2025	675,000	1,647,444	1,167,889	578,000	167,476	4,235,809
Group President,	2024	645,833	1,573,770	1,447,799	745,875	176,229	4,589,506
Global Quality and Operations	2023	616,667	1,231,918	1,557,388	956,250	107,811	4,470,034
Glenn S. Boehnlein(4)	2025	800,000	—	—	800,000	293,046	1,893,046
Advisor to the Chief Executive	2024	793,334	2,723,253	2,505,420	1,080,000	237,747	7,339,754
Officer and Former Vice	2023	755,834	2,020,239	2,554,149	1,368,000	143,262	6,841,484
President, Chief Financial Officer
______________
(1)Mr. Lobo's title changed to Chair and Chief Executive Officer effective January 1, 2026.
(2)Mr. Wells became Vice President, Chief Financial Officer effective April 1, 2025.
(3)Mr. Stiles became President and Chief Operating Officer effective January 1, 2026.
(4)Mr. Boehnlein retired from his role as Vice President, Chief Financial Officer effective April 1, 2025 and is employed (in a non-executive officer capacity) as Advisor to the Chief Executive Officer through March 31, 2026.
Salary: This column represents the base salary paid to the NEO during the reported year. This column includes the portion of salary payments deferred into our 401(k) Plan and Supplemental Plan.
Stock Awards: This column represents the aggregate grant date fair value of performance stock units and, for Mr. Wells, the stock award granted to him in 2025 in connection with his leadership of an internal employee resource group, calculated in accordance with the Compensation — Stock Compensation Topic of the FASB Codification. The grant date fair value of the performance stock units reflected in the table is based on the target level performance, which was the probable outcome of the performance conditions on the grant date. The grant date fair value of the NEOs' 2025 performance stock unit awards, if earned at maximum levels (200% of target), was $19,528,272, $3,662,050, $5,370,155, $5,370,155 and $3,294,887 for Mr. Lobo, Mr. Wells, Mr. Stiles, Mr. Pierce and Mr. Menon,
respectively. Mr. Boehnlein did not receive a grant of performance stock unit awards in 2025. For a more detailed discussion of the assumptions used to calculate the fair value of our stock awards, refer to Note 1 to the consolidated financial statements contained in our 2025 Annual Report on Form 10-K for our fiscal year ended December 31, 2025.
Option Awards: This column represents the aggregate grant date fair value of stock option awards calculated in accordance with the
Compensation — Stock Compensation Topic of the FASB Codification. Stock option values are derived using the Black-Scholes option pricing model assumptions that are discussed under "Grant Date Fair Value of Stock and Option Awards" on page 36. Mr. Boehnlein did not receive a grant of stock option awards in 2025.
Non-Equity Incentive Plan Compensation: This column reflects the bonus plan amounts earned by the NEOs during the reported year and paid in February of the following year under our Executive Bonus Plan. This column also includes any portion of such payments that each NEO deferred into the 401(k) Plan and Supplemental Plan.
All Other Compensation: This column includes the following items for 2025:
•401(k) Plan matching contributions and discretionary contributions made in March 2026 pertaining to the 2025 Plan year, in the amount of $36,250 for each NEO.

•Supplemental Plan matching contributions and discretionary contributions made in March 2026 pertaining to the 2025 Plan year, in the amounts of $450,821, $62,089, $151,831, $151,831, $120,046 and $170,550 for Mr. Lobo, Mr. Wells, Mr. Stiles, Mr.
Pierce, Mr. Menon and Mr. Boehnlein, respectively.
•In accordance with SEC disclosure requirements, perquisites and personal benefits received by any NEO must be identified by type if the total value was $10,000 or more. Mr. Lobo, Mr. Menon, and Mr. Boehnlein are the only NEOs for whom perquisites and personal benefits exceeded $10,000 in 2025. These benefits for Mr. Lobo include costs associated with an executive physical examination, the financial counseling benefit, and the aggregate incremental cost of $474,033 for personal use of aircraft by Mr. Lobo and his family members. The incremental cost of usage of Company aircraft is based on variable operating costs, such as the cost of fuel, aircraft maintenance, engine reserves, crew travel, landing fees, hourly fees, ramp fees and other miscellaneous variable costs. The incremental cost of Company aircraft usage excludes items that do not change based on usage, such as pilot salaries, insurance, depreciation, aircraft management fees and other fixed costs. In cases when chartered aircraft are used, the incremental cost of usage is generally equal to the amount that the Company pays for the personal use of the chartered aircraft. The aggregate incremental cost related to personal use of aircraft will differ from year to year based on factors such as destination of flights, whether it is determined to be more prudent to use Company aircraft or chartered aircraft for specific flights, the duration of flights and the variable operating costs for Company aircraft at the time of travel or the cost of chartered aircraft at the time of travel. The benefit to Mr. Lobo associated with personal use of aircraft was imputed as income for tax purposes at Standard Industry Fare Level rates and he paid the associated taxes. These benefits for Mr. Menon include costs associated with an executive physical examination and the financial counseling benefit. These benefits for Mr. Boehnlein include costs associated with an executive physical examination, a gift in connection with attendance of a Company event and gifts in connection with his announced retirement from the Company with the value of such gifts totaling $26,569.
•A cash award of $5,000 made to Mr. Wells at the conclusion of his tenure as the leader of one our internal employee resource groups, which is consistent with our practice for leadership roles of such groups.
•A transition services benefit with a value of $53,760 provided to Mr. Boehnlein in connection with his retirement from his role as
Vice President, Chief Financial Officer.
The Compensation and Human Capital Committee has directed that the Company avoid the use of tax gross-ups on perquisites and personal benefits for NEOs except for relocation expenses and items related to expatriate assignments and in isolated cases where particular circumstances warrant.
Primary Compensation Elements: The following table indicates the percentages of our three primary compensation elements of salary, actual bonus and stock awards consisting of performance stock units and stock options, but excluding the stock award granted to Mr. Wells in connection with his leadership of an internal employee resource group, in relation to the total of such elements for each
NEO for 2025:

Name	Salary	Bonus Plan Payment	Performance Stock Units Grant Date Value(1)	Stock Option Grant Date Value using Black-Scholes(1)
Kevin A. Lobo .............	7%	11%	48%	34%
Preston W. Wells ........	15%	12%	43%	30%
Spencer S. Stiles .......	13%	12%	44%	31%
J. Andrew Pierce ........	13%	12%	44%	31%
Viju S. Menon .............	17%	14%	40%	29%
Glenn S. Boehnlein ....	50%	50%	—	—
______________
(1)Uses aggregate grant date fair value in accordance with the Compensation — Stock Compensation Topic of the FASB Codification for 2025 awards of performance stock units and stock option grants. See "Grant Date Fair Value of Stock and Option Awards" on page 36.

2025 Grants of Plan-Based Awards
The table below sets forth additional information regarding the range of annual bonus plan payout potential for 2025, the range of payout potential for performance stock unit awards ("PSUs") granted in 2025, the stock award granted to Mr. Wells related to his leadership of an employee resource group ("ERG Award") in 2025, and the stock options granted to the NEOs in 2025 that are disclosed in the "Summary Compensation Table" on page 33. The PSUs and stock options granted to the NEOs in 2025 were awarded under our 2011 Plan. The ERG Award granted to Mr. Wells in 2025 was awarded under our 2011 Performance Incentive Award Plan, as amended and restated.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Closing Market Price on Grant Date ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
K. Lobo
Annual Bonus	—	1,125,000	2,250,000	4,500,000								—
PSUs	2/5/25				12,232	24,466	48,932					9,764,136
Stock Options	2/5/25								48,936	392.39	399.09	6,920,781
P. Wells
Annual Bonus	—	257,279	514,558	1,029,116
PSUs	2/5/25				2,294	4,588	9,176					1,831,025
ERG Award	1/17/25							27				10,352
Stock Options	2/5/25								9,176	392.39	399.09	1,297,717
S. Stiles
Annual Bonus	—	380,000	760,000	1,520,000								—
PSUs	2/5/25				3,364	6,728	13,456					2,685,078
Stock Options	2/5/25								13,458	392.39	399.09	1,903,300
J. Pierce
Annual Bonus	—	380,000	760,000	1,520,000								—
PSUs	2/5/25				3,364	6,728	13,456					2,685,078
Stock Options	2/5/25								13,458	392.39	399.09	1,903,300
V. Menon
Annual Bonus	—	289,000	578,000	1,156,000								—
PSUs	2/5/25				2,064	4,128	8,256					1,647,444
Stock Options	2/5/25								8,258	392.39	399.09	1,167,889
G. Boehnlein
Annual Bonus	—	400,000	800,000	1,600,000								—
Estimated Future Payouts Under Non-Equity Incentive Plan Awards: Amounts in these columns represent the possible range
(threshold to target to maximum) of cash payments possible under the 2025 individual bonus plans for the NEOs. A minimum level of adjusted consolidated operating income must have been achieved before any portion of the bonus could be earned. If the minimum level was achieved, a threshold level of performance related to each bonus measure must have been achieved to earn a payout related to the respective measure. In addition, the total bonus payout was subject to a potential adjustment of up to +/-10% based on progress toward certain CR commitments. The "Summary Compensation Table" on page 33 shows the actual non-equity incentive plan payments received for 2025.
Estimated Future Payouts Under Equity Incentive Plan Awards: Amounts in these columns represent the possible range (threshold to target to maximum) of performance stock units, which will be settled in shares of Common Stock, that would be earned based on the achievement of pre-established goals for the 2025 to 2027 performance period. A minimum level of three-year average adjusted net earnings per diluted share must be achieved before any performance stock units can be earned. Even if the minimum level is achieved, the number of performance stock units earned could be zero if performance is below threshold for each performance measure.
All Other Stock Awards: Number of Shares of Stock or Units, All Other Option Awards: Number of Securities Underlying
Options, Exercise or Base Price of Option Awards and Closing Market Price on Grant Date: The ERG Award and stock option grants are shown in number of shares. The exercise price of all option awards is the closing market price of our Common Stock on the last trading day before the grant date in accordance with the terms of our equity-based compensation plans.

Grant Date Fair Value of Stock and Option Awards: This column represents the grant date fair value of performance stock units, based on the target level achievement, the ERG Award and stock options granted in 2025, calculated in accordance with the provisions of the Compensation — Stock Compensation Topic of the FASB Codification.
The performance stock unit awards that were granted in February 2025, if earned based on achievement of the pre-established goals, will vest 100% on March 21, 2028. The actual value an NEO realizes from the awards of performance stock units will depend on the price of our Common Stock on the date of vesting and the number of shares earned.
The stock option grant date fair values throughout this Proxy Statement, unless otherwise noted, have been calculated using the Black-
Scholes option pricing model and the assumptions for each year as set forth in the following table:

Black-Scholes Model Assumptions(1)	2025	2024	2023
Risk-free interest rate	4.4%	4.3%	4.0%
Expected dividend yield	0.9%	1.1%	1.2%
Expected stock price volatility	29.1%	29.9%	29.0%
Expected option life (years)	6.4	6.3	6.2
______________
(1)The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant. Expected stock price volatility is based on historical volatility of the Company's stock. The expected option life, representing the period of time that options are expected to be outstanding, is based on historical option exercise and employee termination data.
The stock option awards that were granted in February 2025 have a ten-year term and become exercisable as to 20% of the underlying shares on each of the first five anniversary dates of the date of grant. The actual value an NEO realizes from the stock option grants will depend on the difference between the market price of the underlying shares at exercise and the exercise price of the option established at the time of grant.
The ERG Award granted to Mr. Wells in January 2025 was immediately vested upon grant and was not subject to any forfeiture conditions.

Outstanding Equity Awards at 2025 Fiscal Year-End
The table on the following page sets forth information as to unexercised options, unvested restricted stock units and unvested performance stock units held by the NEOs on December 31, 2025 (dollar values, except option exercise price, are based on the closing price of our Common Stock of $351.47 as reported for NYSE Composite Transactions on December 31, 2025):

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
K. Lobo ..........	2-10-16	206,955	—	96.64	2-09-26	—	—	—	—
	2-08-17	193,860	—	122.51	2-07-27	—	—	—	—
	2-07-18	162,190	—	154.14	2-06-28	—	—	—	—
	2-06-19	146,360	—	179.35	2-05-29	—	—	—	—
	2-05-20	124,800	—	216.35	2-04-30	—	—	—	—
	2-03-21	102,072	25,518	235.13	2-02-31	—	—	—	—
	2-02-22	76,932	51,288	248.60	2-01-32	—	—	—	—
	2-09-23	40,266	60,399	268.22	2-08-33	50,332	17,690,188	—	—
	2-07-24	13,539	54,156	339.77	2-06-34	—	—	50,768	17,843,429
	2-05-25	—	48,936	392.39	2-04-35	—	—	48,932	17,198,130
P. Wells ..........	2-07-18	1,555	—	154.14	2-06-28	—	—	—	—
	2-06-19	4,040	—	179.35	2-05-29	—	—	—	—
	2-05-20	3,640	—	216.35	2-04-30	—	—	—	—
	2-03-21	3,404	851	235.13	2-02-31	—	—	—	—
	2-02-22	2,595	1,730	248.60	2-01-32	—	—	—	—
	2-09-23	1,492	2,238	268.22	2-08-33	311	109,307	—	—
	2-07-24	677	2,708	339.77	2-06-34	564	198,229	—	—
	2-05-25	—	9,176	392.39	2-04-35	—	—	9,176	3,225,089
S. Stiles ..........	2-10-16	13,840	—	96.64	2-09-26	—	—	—	—
	2-08-17	11,630	—	122.51	2-07-27	—	—	—	—
	2-07-18	10,135	—	154.14	2-06-28	—	—	—	—
	2-06-19	22,305	—	179.35	2-05-29	—	—	—	—
	2-05-20	26,575	—	216.35	2-04-30	—	—	—	—
	2-03-21	22,968	5,742	235.13	2-02-31	—	—	—	—
	2-02-22	22,326	14,884	248.60	2-01-32	—	—	—	—
	2-09-23	11,930	17,895	268.22	2-08-33	14,912	5,241,121	—	—
	2-07-24	3,956	15,824	339.77	2-06-34	—	—	14,832	5,213,003
	2-05-25	—	13,458	392.39	2-04-35	—	—	13,456	4,729,380
J. Pierce .........	2-10-16	13,840	—	96.64	2-09-26	—	—	—	—
	2-08-17	11,630	—	122.51	2-07-27	—	—	—	—
	2-07-18	10,135	—	154.14	2-06-28	—	—	—	—
	2-06-19	22,305	—	179.35	2-05-29	—	—	—	—
	2-05-20	26,575	—	216.35	2-04-30	—	—	—	—
	2-03-21	22,968	5,742	235.13	2-02-31	—	—	—	—
	2-02-22	22,326	14,884	248.60	2-01-32	—	—	—	—
	2-09-23	11,930	17,895	268.22	2-08-33	14,912	5,241,121	—	—
	2-07-24	3,956	15,824	339.77	2-06-34	—	—	14,832	5,213,003
	2-05-25	—	13,458	392.39	2-04-35	—	—	13,456	4,729,380
V. Menon ........	5-01-18	51,645	—	169.42	4-30-28	—	—	—	—
	2-06-19	24,395	—	179.35	2-05-29	—	—	—	—
	2-05-20	21,955	—	216.35	2-04-30	—	—	—	—
	2-03-21	17,864	4,466	235.13	2-02-31	—	—	—	—
	2-02-22	13,275	8,850	248.60	2-01-32	—	—	—	—
	2-09-23	7,456	11,184	268.22	2-08-33	9,320	3,275,700	—	—
	2-07-24	2,449	9,796	339.77	2-06-34	—	—	9,184	3,227,900
	2-05-25	—	8,258	392.39	2-04-35	—	—	8,256	2,901,736
G. Boehnlein .	2-08-17	9,015	—	122.51	2-07-27	—	—	—	—
	2-07-18	38,925	—	154.14	2-06-28	—	—	—	—
	2-06-19	37,635	—	179.35	2-05-29	—	—	—	—
	2-05-20	36,975	—	216.35	2-04-30	—	—	—	—
	2-03-21	28,920	7,230	235.13	2-02-31	—	—	—	—
	2-02-22	22,326	14,884	248.60	2-01-32	—	—	—	—
	2-09-23	12,228	18,342	268.22	2-08-33	15,284	5,371,867	—	—
	2-07-24	4,238	16,952	339.77	2-06-34	—	—	15,892	5,585,561

______________
(1)All stock option awards vest as to 20% of the shares on each of the first five anniversary dates of the date of grant.
(2)For the NEOs other than Mr. Wells, the numbers shown represent the 2023 PSUs for which the three-year performance period had concluded as of
December 31, 2025 and which remained unvested until March 21, 2026. For Mr. Wells, the numbers shown represent restricted stock units that were outstanding as of December 31, 2025. The restricted stock units granted to Mr. Wells in 2023 have a vesting schedule of one-third on March
21, 2024, one-third on March 21, 2025 and one-third on March 21, 2026. The restricted stock units granted to Mr. Wells in 2024 have a vesting schedule of one-third on March 21, 2025, one-third on March 21, 2026 and one-third on March 21, 2027.
(3)The performance stock units awarded in 2024 and 2025 will be earned based on the achievement of pre-established goals covering the performance periods of 2024-2026 and 2025-2027, respectively. The numbers shown represent the maximum number of units (200% of the target number of PSUs that were granted) that can be earned, excluding dividend equivalents that cannot be calculated until the date of vesting. If earned, the 2024 PSUs vest on March 21, 2027 and the 2025 PSUs vest on March 21, 2028.

2025 Option Exercises and Stock Vested
The table below includes information related to options exercised by and stock awards (restricted stock units, performance stock units, including dividend equivalents, and Mr. Wells' ERG Award) vested in respect of each of the NEOs during 2025. The table also includes the value realized for such options and stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Kevin A. Lobo ..........................................................................................	—	—	45,592	17,061,438
Preston W. Wells .....................................................................................	—	—	2,087	760,047
Spencer S. Stiles ....................................................................................	10,210	3,084,339	13,230	4,950,931
J. Andrew Pierce .....................................................................................	9,455	2,856,261	13,230	4,950,931
Viju S. Menon ..........................................................................................	—	—	7,865	2,943,240
Glenn S. Boehnlein .................................................................................	—	—	13,230	4,950,931
______________
(1)Calculated using the difference between the market price of the underlying shares at exercise and the exercise price of the option established at the time of grant.
(2)Calculated using the market price of the underlying shares on the date of vesting.
Our NEOs must exercise stock options by their expiration date, which is ten years after the grant date, to avoid forfeiting the options.
The values historically realized by our NEOs for stock option exercises have generally been significantly greater than the grant date fair value of the option awards due to strong stock price appreciation from when the options were granted to the date of exercise. We believe this has served the Company well as it demonstrates alignment with our compensation program objectives outlined in the
"Compensation Discussion and Analysis" section beginning on page 19 of aligning the compensation of our NEOs with the interests of our shareholders and helping to attract, motivate and retain a skilled management team.

2025 Pension Benefits
No NEO participates in any defined benefit pension plan sponsored by the Company.

2025 Nonqualified Deferred Compensation
NEOs are eligible to participate in the 401(k) Plan, a qualified defined contribution plan that is available to all eligible U.S. employees, and the Supplemental Plan, a nonqualified supplemental defined contribution plan in which select U.S.-based executives may participate. Under the 401(k) Plan, we match fifty cents per dollar of the first 8% of compensation contributed by the employee up to the
Internal Revenue Code limits ($23,500 annual deferral and $350,000 compensation in 2025). The Supplemental Plan provides benefits comparable to the 401(k) Plan after Internal Revenue Code limits have been reached. Participants may contribute up to 75% of total eligible compensation (salary and bonus for the NEOs) under the 401(k) Plan and Supplemental Plan. In addition to the Company match, a discretionary Company contribution may be made to the 401(k) Plan and Supplemental Plan each year. For 2025, a discretionary contribution of 7% of eligible compensation for all employees eligible under the 401(k) Plan and Supplemental Plan, including all of our NEOs, was paid in March 2026. The following table shows information about NEO participation in our Supplemental
Plan.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Kevin A. Lobo ............................................................................................	2,286,771	450,821	3,930,434	27,805,048
Preston W. Wells .......................................................................................	43,065	62,089	70,888	522,915
Spencer S. Stiles ......................................................................................	147,483	151,831	984,255	7,280,286
J. Andrew Pierce .......................................................................................	744,663	151,831	2,471,288	17,683,084
Viju S. Menon ............................................................................................	582,406	120,046	1,929,137	10,917,293
Glenn S. Boehnlein ..................................................................................	157,000	170,550	1,183,588	8,570,153

______________
(1)These amounts were reported as compensation in 2025 in the "Salary" column and in 2024 in the "Non-Equity Incentive Plan Compensation"
column of the "Summary Compensation Table" on page 33, other than for Mr. Wells whose compensation prior to 2025 is not required to be disclosed.
(2)These amounts, contributed in March 2026 but earned for 2025, are included in the "All Other Compensation" column of the "Summary
Compensation Table" on page 33 (along with 401(k) Plan matching contributions and discretionary contributions in the amount of $36,250 for each
NEO).
(3)None of the amounts reported in this column are reported in the "Summary Compensation Table" because we do not pay guaranteed, above-market or preferential earnings on deferred compensation under the Supplemental Plan.
(4)Aggregate balance consists of employee and Company contributions and investment earnings. The 2025 year-end balance includes registrant contributions made in March 2026 that were earned in 2025. The following aggregate contribution amounts, comprised of executive contributions and registrant contributions, for 2024 and 2023 are included in the reported aggregate balance and were previously reported in the "Summary
Compensation Table" as Salary, Non-Equity Incentive Plan Compensation or All Other Compensation for the NEOs other than Mr. Wells whose compensation prior to 2025 is not required to be disclosed:

Name	Aggregate Contributions in 2024	Aggregate Contributions in 2023
Kevin A. Lobo .......................................................................	3,458,566	1,495,046
Spencer S. Stiles .................................................................	580,395	189,503
J. Andrew Pierce ..................................................................	1,091,520	581,577
Viju S. Menon .......................................................................	1,311,642	778,537
Glenn S. Boehnlein .............................................................	387,731	209,150
Matching and discretionary contributions to our 401(k) Plan and Supplemental Plan vest based on the total service years of the participant as follows: 20% with two years of service; 40% with three; 60% with four; and 100% with five years of service.
Earnings on all amounts in the Supplemental Plan are based on the returns of the investment choices made by the individual. The selected funds and individual allocation may be changed by the participant at any time. The investment alternatives for the NEOs in the
Supplemental Plan are identical to the investment alternatives for all eligible employees under the 401(k) Plan, except that the
Supplemental Plan does not allow investment in the Stryker Stock Fund (our matching contribution under the 401(k) Plan on the first
4% of compensation is invested in the Stryker Stock Fund) or life-cycle funds. The investment alternatives are regularly reviewed and periodically change. As of December 31, 2025, participants could choose among several different investment types, including domestic and international equity, fixed income, short-term investment and balanced fund investments. No guaranteed interest rates or returns are provided on investments in the 401(k) Plan or Supplemental Plan.
Benefits from the Supplemental Plan may be paid following termination of employment as a lump sum or in installments, or a combination thereof, based on the individual's payment election. Supplemental Plan benefits payable to NEOs for amounts subject to
Internal Revenue Code Section 409A (generally, amounts that were earned and vested after 2004) will not be paid earlier than six months from termination of employment if termination was for any reason other than death. Effective January 1, 2026, all participants in the Supplemental Plan, including the NEOs, will have the option to have any of their employee contributions that are made on or after that date to the Supplemental Plan paid prior to, or following, termination of employment. This flexibility only applies to employee contributions that are made on or after January 1, 2026. Any contributions made by the NEOs to the Supplemental Plan prior to January
1, 2026 will continue to be paid no earlier than six months from termination of employment if termination was for any reason other than death.

Potential Payments upon Termination or Change in Control
We have no employment or severance agreement in place with any currently employed NEO. We have in the past paid, and are likely in the future to pay, severance to NEOs based on the specific facts and circumstances at the time of separation. As of December 31,
2025, Mr. Pierce has agreed to Stryker's Confidentiality, Intellectual Property, Non-Competition and Non-Solicitation Agreement that provides for potential monthly payments to compensate the individual for not competing in circumstances following termination if the individual is unable to be re-employed without competing, demonstrates efforts to find work that does not violate the non-compete provisions, meets certain other requirements and Stryker does not elect to waive enforcement of the non-competition provisions of the agreement. The non-competition provisions of the agreement are effective for 12 months following termination of employment and, if
Stryker is required to make payments, the agreement requires monthly payment of 1/12th of the total salary and incentive bonus
(exclusive of benefits, stock awards, and any indirect or deferred compensation) paid in the 12 months preceding termination of employment, less any compensation the individual has received or has the right to receive from Stryker or any other source during the
12 months following termination, including severance payments. The Company could be required to pay Mr. Pierce such amounts in installments totaling $1,554,148 if we elected to enforce the non-compete provisions and he satisfied the other requirements. The amount set forth above for Mr. Pierce assumes 2025 salary and bonus levels, a December 31, 2025 termination date and no reduction in payment due to severance payments or other sources of compensation, including amounts received as a result of employment by a non-competitor. Actual future amounts to be paid would vary from the figures above based on factors including termination date, termination event and circumstances, compensation rates at the time, severance payments, the Company's decision whether to enforce the agreement, compensation paid by future employers and other factors and assumptions. Mr. Lobo, Mr. Wells, Mr. Stiles, Mr. Menon and Mr. Boehnlein have signed a version of Stryker's non-compete agreement that does not contemplate any payment to enforce its restrictions.

Stock options and awards of restricted stock units and performance stock units have the following treatment at various terminating events:

Reason for Employment Termination	Vested Options Exercisable	Unvested Options or Units
Death or Disability(1)	For one year from termination
Options and restricted stock units become 100% vested and options remain exercisable for one year. Performance stock units continue to vest according to the original vesting schedule and are earned based on performance covering the entire three-year performance period.

Retirement(1)(2)	Until original expiration date
Options continue to vest according to the original vesting schedule and are exercisable until the original expiration date. Restricted stock units continue to vest according to the original vesting schedule. Performance stock units continue to vest according to the original vesting schedule and are earned based on performance covering the entire three-year performance period. However, if an individual does not remain employed for 12 months following the grant of the respective performance stock units then those performance stock units have prorated vesting through the date of retirement and are earned based on performance covering the entire three-year performance period.

Other Reasons	For 30 days from termination	Forfeited.
______________
(1)Performance stock units granted prior to 2024 have prorated vesting through the date of termination or retirement and are earned based on performance covering the entire three-year performance period.
(2)In our 2011 Plan, for stock awards granted after 2019, retirement is defined as termination at or after age 65, or age 55 if the individual has been employed by Stryker for at least 10 years. For stock awards granted in 2019 and prior years, retirement is defined as termination at or after age 65, or age 60 if the individual has been employed by Stryker for at least 10 years. As of December 31, 2025, Mr. Lobo and Mr. Boehnlein have met the age and service requirements for retirement as defined in the 2011 Plan for all of their stock awards. Mr. Wells, Mr. Stiles, Mr. Pierce and Mr. Menon have not met the age and service requirements for retirement related to any of their stock awards.
Our 2011 Plan expressly permits the Compensation and Human Capital Committee at its sole discretion to accelerate vesting and take other actions on awards that it deems appropriate following a change in control of the Company. We will publicly disclose the actions the Compensation and Human Capital Committee intends to take regarding the treatment of awards in the event there is a proposed change in control of the Company.
The estimated value of unvested options, performance stock units (including the estimated value of any accrued dividend equivalents)
and restricted stock units that would not be forfeited upon termination due to death, disability or retirement and could be vested upon the occurrence of a change in control as of December 31, 2025 is set forth in the table below for each NEO. The unrealized values of the unvested options and units are based on the closing price of our Common Stock of $351.47 as reported for NYSE Composite
Transactions on December 31, 2025.

	Unrealized Value of Unvested Stock Options, Performance Stock Units and Restricted Stock Units ($)(1)
Name	Change in Control, Death or Disability	Retirement
Kevin A. Lobo ......................................................	67,377,140	55,911,485
Preston W. Wells .................................................	4,043,057	—
Spencer S. Stiles ................................................	19,274,050	—
J. Andrew Pierce .................................................	19,274,050	—
Viju S. Menon ......................................................	12,014,902	—
Glenn S. Boehnlein .............................................	15,255,683	15,255,683
______________
(1)The unrealized value of unvested stock options is calculated using the difference between the closing price of our Common Stock of $351.47 on
December 31, 2025 and the exercise price of the option established at the time of grant.
The timing of payment of certain amounts, such as the Supplemental Plan payments, is structured to comply with Internal Revenue
Code Section 409A, which generally requires payments (other than grandfathered payments) to our NEOs to be made no earlier than six months following termination. See “2025 Nonqualified Deferred Compensation” beginning on page 38 for more information regarding the payment of benefits to our NEOs from the Supplemental Plan following termination of employment.
The Company does not pay for any form of post-retirement healthcare benefits for our NEOs or any other employee.

Pay versus Performance
The following table presents, for the five most recently completed fiscal years, the Summary Compensation Table total compensation for our Principal Executive Officer ("PEO"), the average Summary Compensation Table total compensation for our other NEOs that are not the PEO, the compensation actually paid amounts for our PEO, the average compensation actually paid amounts for our other
NEOs that are not the PEO, our total shareholder return, the total shareholder return for the Standard & Poor's ("S&P") 500 Health Care
Index, our net income and our company-selected measure, which represents our reported net sales growth. Compensation decisions are made independently of the Pay versus Performance disclosure below. See “Compensation Discussion and Analysis” beginning on page 19 for a description of the compensation decisions made for fiscal year 2025.

			Average Summary Compensation Table Total for non-PEO NEOs ($)		Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)		Average Compensation Actually Paid to non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (in $ millions)	Reported Net Sales Growth (%)
2025	21,401,495	24,776,477	4,638,269	5,450,024	151.03	148.36	3,246	11.2
2024	21,979,369	48,190,172	6,361,985	12,965,592	153.30	129.46	2,993	10.2
2023	20,767,847	42,471,951	6,072,179	11,389,954	126.33	126.21	3,165	11.1
2022	18,563,214	11,419,346	5,246,489	3,676,892	102.05	123.67	2,358	7.8
2021	16,359,898	27,844,502	5,769,074	8,859,654	110.22	126.13	1,994	19.2
Summary Compensation Table Total for PEO: This column represents the total compensation value for our PEO as reported in the
Summary Compensation Table. Mr. Lobo was the PEO for each of the covered years in the table.
Compensation Actually Paid to PEO: This column represents the compensation actually paid value for our PEO calculated according to the methodology prescribed by the SEC. The following table summarizes the adjustments to the Summary Compensation Table value which resulted in the compensation actually paid amount for our PEO in 2025:

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During the Year ($)	Year-End Fair Value of Equity Awards Granted During the Year that Remain Unvested as of Year-End ($)(1)	Change in Fair Value as of Year- End of Equity Awards Granted in Any Prior Year that Remain Unvested as of Year-End ($)(1)	Fair Value of Awards Granted During the Year that Vested During the Year ($)(1)	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Any Prior Year that Vested During the Year ($)(1)	Compensation Actually Paid ($)
2025	21,401,495	(16,684,917)	12,568,907	3,800,709	—	3,690,283	24,776,477
______________
(1)The fair value of equity awards (performance stock units, restricted stock units and stock option awards) is calculated in accordance with the
Compensation — Stock Compensation Topic of the FASB Codification. Stock option values are derived using the Black-Scholes option pricing model. The assumptions (risk-free interest rate, expected dividend yield, expected stock price volatility and expected option life) used in the calculation of the fair value of stock option awards at each measurement date for purposes of determining the compensation actually paid amounts have been updated, as necessary, relative to the assumptions used in the grant date fair value calculations for the respective stock option awards.
Average Summary Compensation Table Total for non-PEO NEOs: This column represents the average total compensation value as reported in the Summary Compensation Table for Named Executive Officers other than the Principal Executive Officer. The following table lists by year the non-PEO NEOs included in the calculation of the average values in the table:

2025	2024	2023	2022	2021
Preston W. Wells	Glenn S. Boehnlein	Glenn S. Boehnlein	Glenn S. Boehnlein	Glenn S. Boehnlein
Spencer S. Stiles	J. Andrew Pierce	J. Andrew Pierce	J. Andrew Pierce	J. Andrew Pierce
J. Andrew Pierce	Spencer S. Stiles	Spencer S. Stiles	Spencer S. Stiles	Spencer S. Stiles
Viju S. Menon	Viju S. Menon	Viju S. Menon	Viju S. Menon	Viju S. Menon
Glenn S. Boehnlein				Timothy J. Scannell
Average Compensation Actually Paid to non-PEO NEOs: This column represents the average compensation actually paid value for our non-PEO NEOs calculated according to the methodology prescribed by the SEC. The following table summarizes the average adjustments to the average Summary Compensation Table value which resulted in the average compensation actually paid amount for our non-PEO NEOs in 2025:

Year	Average Summary Compensation Table Total ($)	Average Grant Date Fair Value of Equity Awards Granted During the Year ($)	Average Year- End Fair Value of Equity Awards Granted During the Year that Remain Unvested as of Year-End ($)(1)	Average Change in Fair Value as of Year-End of Equity Awards Granted in Any Prior Year that Remain Unvested as of Year-End ($)(1)	Average Fair Value of Awards Granted During the Year that Vested During the Year ($)(1)	Average Change in Fair Value as of the Vesting Date of Equity Awards Granted in Any Prior Year that Vested During the Year ($)(1)	Average Compensation Actually Paid ($)
2025	4,638,269	(3,026,237)	2,278,059	805,683	2,070	752,180	5,450,024
______________
(1)The fair value of equity awards (performance stock units, restricted stock units, the stock award granted to Mr. Wells related to his leadership of an employee resource group and stock option awards) is calculated in accordance with the Compensation — Stock Compensation Topic of the FASB
Codification. Stock option values are derived using the Black-Scholes option pricing model. The assumptions (risk-free interest rate, expected dividend yield, expected stock price volatility and expected option life) used in the calculation of the fair value of stock option awards at each measurement date for purposes of determining the compensation actually paid amounts have been updated, as necessary, relative to the assumptions used in the grant date fair value calculations for the respective stock option awards.
Total Shareholder Return: This column represents the total returns (including reinvestments of dividends) of our Common Stock assuming $100 was invested on December 31, 2020.
Peer Group Total Shareholder Return: This column represents the total returns (including reinvestments of dividends) of the S&P 500
Health Care Index used for purposes of Item 201(e) of Regulation S-K. Refer to Item 5 in our 2025 Annual Report on Form 10-K for
further information on the peer group. Values in this column assume $100 was invested on December 31, 2020.
Net Income: This column represents our net earnings (in $ millions) as reported in conformance with GAAP.
Reported Net Sales Growth: This column represents the annual percentage change in our reported net sales as reported in conformance with GAAP. We believe this measure is the most important financial performance measure (that is otherwise not required to be disclosed in the Pay versus Performance table) used in linking compensation actually paid to our PEO and other NEOs to our performance for the most recently completed fiscal year. Sales metrics are prominently used in the NEOs' annual bonus plans and performance stock unit awards. Our reported net sales growth in 2025 is a large factor in determining the fair value as of December 31,
2025 for three performance stock unit cycles (the grants of performance stock units made in 2023, 2024 and 2025) thereby significantly influencing the 2025 total compensation actually paid amounts to our PEO and other NEOs.
Most Important Financial Measures
The measures listed below represent the most important financial performance measures used to link compensation actually paid to our
NEOs to our performance for the most recently completed fiscal year. Refer to the section entitled "Compensation Discussion and
Analysis" beginning on page 19 for a description of the compensation programs and practices applicable to our NEOs.

Reported net sales growth
Constant currency sales
Adjusted net earnings per diluted share growth
Adjusted operating income
Adjusted operating income margin
Relationship of Our Total Shareholder Return and the Peer Group Total Shareholder Return
Our cumulative total shareholder return during the five-year period of 2021 to 2025 was greater than that of the S&P 500 Health Care
Index.
Relationship of Compensation Actually Paid and Our Total Shareholder Return
The compensation actually paid to our PEO and other NEOs was strongly aligned to our total shareholder return during the five-year period of 2021 to 2025. This is largely a result of the significant weighting of equity-based compensation, which is directly linked to the price of our Common Stock, in the pay program for the PEO and other NEOs.
Relationship of Compensation Actually Paid and Our Net Income
The compensation actually paid to our PEO and other NEOs had limited alignment to our reported net income during the five-year period of 2021 to 2025. Reported net income is not used as a performance measure in the pay programs for our PEO and other NEOs, nor is it used when determining any other component of pay for this group.
Relationship of Compensation Actually Paid and Our Reported Net Sales Growth
The compensation actually paid to our PEO and other NEOs was aligned to our reported net sales growth during the five-year period of
2021 to 2025. Our one-year reported net sales growth performance is used in the performance stock units program when calculating our three-year average reported net sales growth performance relative to a comparison group of companies, which has represented
50% of the target award opportunity in each grant of performance stock units that is included in the calculation of compensation actually paid during the five-year period of 2021 to 2025.

Ratio of 2025 Compensation of the Chief Executive Officer to that of the Median Employee
Pursuant to the SEC's guidance under Item 402(u) of Regulation S-K, we are required to disclose the annual total compensation for both our Chief Executive Officer and median employee and the ratio of those two amounts. The pay ratio discussed in this section is an estimate based on the Company's good faith efforts to reasonably calculate it. As a result of the flexibility permitted when identifying the median employee and the Company's specific pay practices and workforce composition, the Company's pay ratio may not be comparable to the pay ratios of other companies.
•The 2025 annual total compensation of our Chief Executive Officer was $21,401,495.
•The 2025 annual total compensation of our identified median employee was $81,018.
•The ratio of the annual total compensation of our Chief Executive Officer to that of our identified median employee was estimated to be 264 to 1.
As permitted by SEC rules, because there has not been a meaningful change to our employee population or a change in our employee compensation arrangements since our pay ratio disclosure in 2025, we used the same median employee that was identified in the proxy statement for our 2025 annual meeting when calculating the pay ratio that is disclosed in this Proxy Statement. An overview of the methodology used to identify the median employee that was used to calculate the pay ratio in this Proxy Statement is summarized below.

Item	Description
Determination date	Our global employee population as of October 1, 2024 was used to identify the median employee.
Employee population
The total employee population (excluding the CEO) as of October 1, 2024 was approximately 53,600. When determining the median employee, we excluded approximately 600 employees that joined the Company in 2024 through acquisitions that occurred through October 1, 2024 (Artelon, Inc., approximately 40 employees; mfPHD, LLC, approximately 10 employees; MOLLI Surgical. Inc., approximately 30 employees; NICO Corporation, approximately 50 employees; SERF
SAS, approximately 200 employees; Vertos Medical, Inc., approximately 100 employees; Vuaant, Inc., approximately
100 employees; 1000 Shapes GmbH, approximately 30 employees). As a result, the employee population used to determine the median employee was approximately 53,000.

Consistently applied compensation measure
Actual cash compensation, measured over the twelve month period of October 2023 through September 2024.  Values were converted into United States Dollars using the exchange rates in effect on September 30, 2024.

COMPENSATION OF DIRECTORS
The structure of our non-employee director pay program in 2025, determined by the full Board, was unchanged from 2024.
•Mr. Lobo received no additional compensation for his service as a director.
•The annualized fixed fee for our non-employee directors was $130,000.
•The additional annualized fee for serving as the Lead Independent Director was $40,000.
•The annualized fee for serving as the Audit Committee Chair was $25,000 and the annualized fee for serving as either of the other Committee Chairs was $20,000.
•The target value of the annual stock award of restricted stock units was $215,000. On May 8, 2025, each non-employee director was awarded 560 restricted stock units other than Mr. Golston who did not stand for reelection. The restricted stock units granted in 2025 vest in May 2026 and each non-employee director had the ability to voluntarily defer the settlement of the restricted stock units until his or her departure from the Board or a specified date in the future.
•Stock ownership guideline for each non-employee director equal to $600,000 with a five-year time frame for compliance.
The 2025 compensation for our non-employee directors was as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Mary K. Brainerd	150,000	212,324	362,324
Giovanni Caforio, M.D.(2)	142,967	212,324	355,291
Allan C. Golston(3)	52,747	—	52,747
Emmanuel P. Maceda(4)	84,286	212,324	296,610
Sherilyn S. McCoy	170,000	212,324	382,324
Rachel M. Ruggeri	130,000	212,324	342,324
Andrew K. Silvernail	155,000	212,324	367,324
Lisa M. Skeete Tatum	130,000	212,324	342,324
Ronda E. Stryker	130,000	212,324	342,324
Rajeev Suri	130,000	212,324	342,324
______________
(1)The Stock Awards column represents the aggregate grant date fair value of restricted stock units calculated in accordance with the Compensation
— Stock Compensation Topic of the FASB Codification.
(2)Dr. Caforio began serving as the Chair of the Compensation and Human Capital Committee after the 2025 Annual Meeting. The annual fee of
$20,000 for serving as the Chair of the Compensation and Human Capital Committee was prorated for his partial year of service.
(3)Mr. Golston served as a director until May 8, 2025 and did not stand for reelection at our 2025 Annual Meeting. The fixed annual fee of $130,000 and annual fee of $20,000 for serving as the Chair of the Compensation and Human Capital Committee were prorated for his partial year of service.
(4)Mr. Maceda was elected as a director on May 8, 2025.  The fixed annual fee of $130,000 was prorated for his partial year of service.
The number of outstanding restricted stock units, which includes both unvested as well as deferred restricted stock units, and unexercised stock options held by each non-employee director as of December 31, 2025 was as follows:

Name	Stock Awards Outstanding at December 31, 2025 (#)(1)	Option Awards Outstanding at December 31, 2025 (#)
Mary K. Brainerd	560	3,005
Giovanni Caforio, M.D.	876	—
Allan C. Golston(2)	—	—
Emmanuel P. Maceda	560	—
Sherilyn S. McCoy	4,596	—
Rachel M. Ruggeri	1,213	—
Andrew K. Silvernail	5,775	8,175
Lisa M. Skeete Tatum	1,551	—
Ronda E. Stryker	560	8,175
Rajeev Suri	560	—
______________
(1)The settlement of 316 of the outstanding restricted stock units held by Dr. Caforio, 1,985 of the outstanding restricted stock units held by Ms.
McCoy, 653 of the outstanding restricted stock units held by Ms. Ruggeri, all of the outstanding restricted stock units held by Mr. Silvernail and 991 of the outstanding restricted stock units held by Ms. Skeete Tatum have been deferred by a voluntary election until departure from the Board. The settlement of all of the outstanding restricted stock units held by Mr. Maceda and 2,611 of the outstanding restricted stock units held by Ms. McCoy have been deferred by a voluntary election until a future date.
(2)Mr. Golston did not stand for reelection at our 2025 Annual Meeting.
Restricted stock units granted in 2025 vest on May 6, 2026. Stock options were last granted to non-employee directors in 2017. All of the unexercised stock options in the table above are fully vested and exercisable.

The following changes to the non-employee director fees are scheduled to be effective May 6, 2026:
•The target value of the annual stock award of restricted stock units will increase to $225,000 (from $215,000).
•The stock ownership guideline value for each non-employee director will increase to $650,000 (from $600,000).

AUDIT COMMITTEE REPORT
We constitute the Audit Committee of the Board of Directors of Stryker. We serve in an oversight capacity and are not intended to be part of Stryker's operational or managerial decision-making process. Management is responsible for the preparation, integrity and fair presentation of information in the Consolidated Financial Statements, the financial reporting process and internal control over financial reporting. Stryker's independent registered public accounting firm is responsible for performing independent audits of the Consolidated
Financial Statements and an audit of the Company's internal control over financial reporting as of December 31, 2025. We monitor and oversee these processes. We also approve the selection and appointment of Stryker's independent registered public accounting firm and recommend the ratification of such selection and appointment to the Board.
In this context, we met and held discussions with management and Ernst & Young LLP, the Company's independent registered public accounting firm, throughout the year and reported the results of our activities to the Board. We specifically did the following:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with Stryker's management;
•Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; and
•Received the written disclosures and the letter from Ernst & Young LLP as required by PCAOB Ethics and Independence Rule
3526, Communications with Audit Committees Concerning Independence, regarding its communications with the Audit
Committee concerning independence and discussed with Ernst & Young LLP its independence.
Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the
Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Submitted by:

Andrew K. Silvernail, Chair
Rachel M. Ruggeri
Lisa M. Skeete Tatum
Rajeev Suri

Members of the Audit Committee

ADDITIONAL INFORMATION

Proposals for Inclusion in our 2027 Proxy Materials (SEC Rule 14a-8)
SEC Rule 14a-8 permits shareholders to submit proposals for inclusion in our proxy materials if the shareholders and the proposals meet the specified requirements. If you would like to submit a proposal under SEC Rule 14a-8 for inclusion in the proxy materials for our 2027 annual meeting, the proposal must be received by our Vice President, Corporate Secretary at 1941 Stryker Way, Portage,
Michigan 49002 on or prior to November 23, 2026. The inclusion of any proposal in the proxy statement and form of proxy for such meeting will be subject to applicable SEC rules.

Director Nominations for Inclusion in our 2027 Proxy Materials (Proxy Access)
Under our Bylaws, if a shareholder (or a group of up to 20 shareholders) who has owned at least 3% of our shares for at least three years and has complied with the other requirements in our Bylaws wants us to include director nominees (up to the greater of two nominees or 20% of the Board) in the proxy materials for our 2027 annual meeting, then the nominations must be received by our Vice
President, Corporate Secretary at 1941 Stryker Way, Portage, Michigan 49002, no earlier than October 24, 2026 and no later than
November 23, 2026. Additional information about these proxy access requirements can be found in our Bylaws, which are available in the Governance area of the Investor Relations section of our website at www.stryker.com/investors/bylaws or may be obtained by written request to our Vice President, Corporate Secretary at 1941 Stryker Way, Portage, Michigan 49002.

Other Proposals or Nominations to be Brought Before our 2027 Annual Meeting (Advance Notice)
Under our Bylaws, any shareholder proposal, including a director nomination, that is not submitted for inclusion in the proxy materials for our 2027 annual meeting and is instead sought to be presented directly at our 2027 annual meeting, must comply with certain procedures. Among other requirements set forth in our Bylaws, these procedures require that notice of an intention to nominate a person for director and/or to bring an item of business before our 2027 annual meeting must be received in writing by our Vice
President, Corporate Secretary at 1941 Stryker Way, Portage, Michigan 49002 no earlier than January 6, 2027 and no later than
February 5, 2027. The notice must contain certain information about the shareholder making the proposal, including a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in the notice or bring the item of business before the meeting, and about the nominee and/or the item of business and, in the case of a nomination, must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.
Additional information about these advance notice requirements can be found in our Bylaws, which are available in the Governance area of the Investor Relations section of our website at www.stryker.com/investors/bylaws or may be obtained by written request to our
Vice President, Corporate Secretary at 1941 Stryker Way, Portage, Michigan 49002.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with all applicable requirements of Rules
14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Specific due dates for these reports have been established and we are required to report in this Proxy Statement any failure by directors, officers and greater-than-10% holders to file such reports on a timely basis. Based on our review of such reports and representations made by the directors and executive officers, we believe that all such filing requirements were met with respect to 2025 except for the following: for Ms. Stryker, (i) two gift transactions were timely reported on two separate Form 4s in February 2025, but both of the filings were later amended to disclose corrections to the filing date that resulted in two delinquent transactions, and (ii) one other gift transaction was reported late on a Form 4 in February 2025; and for Mr.
Maceda, a grant of restricted stock units was reported late on a Form 4 in May 2025.

Other Matters
At this time, we do not know of any matter to be brought before the meeting other than those referred to above. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on any such matter.

Expenses of Solicitation
The cost of solicitation of proxies for the annual meeting is being paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone or other means of communication.
In addition, we have retained Innisfree M&A Incorporated to act as proxy solicitor for the annual meeting for a fee of $17,500 plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokers and other nominees for their reasonable expenses in forwarding the proxy material to the beneficial owners of the stock held in street name by such persons.

Householding
In accordance with a notice sent to certain street name shareholders of Common Stock who share a single address, shareholders at a single address will receive only one copy of this Proxy Statement and our 2025 Annual Report on Form 10-K unless we have previously received contrary instructions. This practice, known as "householding," is designed to reduce our printing and postage costs. We currently do not "household" for shareholders of record.

If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2025 Annual Report on Form 10-K, you may visit www.proxyvote.com, call 1-800-579-1639 or send an email to
sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line, and the documents will be delivered to you promptly upon receiving the request.
You may request or discontinue householding in the future by contacting the broker, bank or similar institution through which you hold your shares. You may also change your householding preferences through the Broadridge Householding Election system at
1-866-540-7095 using the control number provided to you.

By Order of the Board of Directors

Tina S. French
Vice President, Corporate Secretary
March 23, 2026
A-1
APPENDIX A — RECONCILIATION OF THE MOST DIRECTLY COMPARABLE GAAP
MEASURE TO NON-GAAP FINANCIAL MEASURE
We supplement the reporting of our financial information determined under accounting principles generally accepted in the United
States (GAAP) with certain non-GAAP financial measures, including adjusted net earnings and adjusted net earnings per diluted share.
We believe these non-GAAP financial measures provide meaningful information to assist investors and shareholders in understanding our financial results and assessing our prospects for future performance. Management believes the adjusted measures described above are important indicators of our operations because they exclude items that may not be indicative of or are unrelated to our core operating results and provide a baseline for analyzing trends in our underlying businesses. Management uses these non-GAAP financial measures for reviewing the operating results of reportable business segments and analyzing potential future business trends in connection with our budget process and bases certain management incentive compensation on these non-GAAP financial measures.
To measure earnings performance on a consistent and comparable basis, we exclude certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing and may not be indicative of our past and future performance.
Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for net earnings and net earnings per diluted share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of our operations when viewed with our GAAP results and the reconciliations to corresponding GAAP financial measures below. We strongly encourage investors and shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.
The following reconciles the non-GAAP financial measures discussed above with the most directly comparable GAAP financial measures:

	2023	2024	2025
Net Earnings ($ millions)
Reported	$3,165	$2,993	$3,246
Acquisition and integration-related costs:
Inventory stepped-up to fair value	—	34	131
Other acquisition and integration-related	45	85	299
Amortization of purchased intangible assets	503	495	581
Structural optimization and other special charges	132	110	140
Goodwill and other impairments	27	852	120
Medical device regulations	74	44	30
Recall-related matters	14	30	48
Regulatory and legal matters	63	29	12
Tax matters	43	28	660
Adjusted	$4,066	$4,700	$5,267

Net Earnings Per Diluted Share
Reported	$8.25	$7.76	$8.40
Acquisition and integration-related costs:
Inventory stepped-up to fair value	—	0.09	0.34
Other acquisition and integration-related	0.12	0.22	0.78
Amortization of purchased intangible assets	1.31	1.28	1.49
Structural optimization and other special charges	0.34	0.29	0.37
Goodwill and other impairments	0.08	2.21	0.31
Medical device regulations	0.19	0.11	0.08
Recall-related matters	0.04	0.08	0.12
Regulatory and legal matters	0.16	0.08	0.03
Tax matters	0.11	0.07	1.71
Adjusted	$10.60	$12.19	$13.63

Effective tax rate - Reported	13.8%	14.3%	28.1%
Effective tax rate - Adjusted	14.1%	14.8%	15.1%
Weighted average diluted shares outstanding (millions)	383.7	385.6	386.5
Refer to "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in our 2025 Annual Report
on Form 10-K for further details regarding the adjustments to our net earnings and net earnings per diluted share.

stryker

STRYKER CORPORATION
C/O EQUINITI TRUST COMPANY, LLC
55 CHALLENGER ROAD, 2ND FLOOR
RIDGEFIELD PARK, NJ 07660

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SYK2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 5, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87096-P48052 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

stryker

The Board of Directors recommends a vote FOR each of these nominees.

1. Election of Directors.	For	Against	Abstain
Nominees:			
1a) Mary K. Brainerd	☐	☐	☐
1b) Giovanni Caforio, M.D.	☐	☐	☐
1c) Kevin A. Lobo(1)	☐	☐	☐
1d) Emmanuel P. Maceda	☐	☐	☐
1e) Sherilyn S. McCoy(2)	☐	☐	☐
1f) Rachel M. Ruggeri	☐	☐	☐
1g) Andrew K. Silvernail	☐	☐	☐
1h) Lisa M. Skeete Tatum	☐	☐	☐
1i) Ronda E. Stryker	☐	☐	☐
1j) Rajeev Suri	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3.	For	Against	Abstain
2. Ratification of Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2026.	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted FOR each of the nominees and FOR Proposals 2, and 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to: Stryker Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, so the shares will be represented at the Shareholder Meeting. If you vote by telephone or Internet, do not mail in this proxy card.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting: The Notice and Proxy Statement, our 2025 Annual Report on Form 10-K and a link to the means to vote by Internet are available at www.proxymaterials.stryker.com.

↓ Please fold and detach card at perforation before mailing. ↓

V87097-P48052

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 6, 2026

The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 23, 2026, hereby appoint(s) SHERILYN S. MCCOY and RONDA E. STRYKER, and each of them, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote all shares of Common Stock of Stryker Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 6, 2026, or at any adjournment or postponement thereof, as set forth on the reverse side hereof and, in their discretion, to vote upon such other matters as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)